EXHIBIT 10.22

EXHIBIT A
CBA Form MT-LS Rev’d 6/97	LEASE AGREEMENT (Single-Tenant Form)	© Copyright 1997 Commercial Brokers Association ALL RIGHTS RESERVED

This Has Been Prepared For Submission To Your Attorney For Review And Approval Prior To Signing
No Representation Is Made By Licensee As To Its Legal Sufficiency Or Tax Consequences
CBA Text Disclaimer:  Text deleted by licensee indicated by strike.  New text inserted by licensee indicated by small capital letters.

THIS LEASE AGREEMENT (the “Lease”) is entered into this 18th day of Aug , 2000, between HARTMANN LIMITED PARTNERSHIP & WILLIAM LUDWIG HARTMANN MARITAL TRUST (“Landlord”), and ADVANCED TELCOM, INC.  (“Tenant”).  Landlord and Tenant agree as follows:

1.              LEASE SUMMARY.

a.     Leased Premises.  The leased commercial real estate (the “Premises”) consist of an agreed area of 16,000 rentable square feet and are outlined on the floor plan attached as Exhibit A, located on the land legally described on attached Exhibit B, and is commonly known as THE TRANSNATION BUILDING.  The Premises do not include, and Landlord reserves, the exterior walls and roof of the Premises, the land beneath the Premises, the pipes and ducts, conduits, wires, fixtures, and EQUIPMENT ABOVE THE SUSPENDED CEILING OR STRUCTURAL ELEMENTS OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED (THE “Building”).  The Building, the land upon which it is situated, all other improvements located on such land, and all common areas appurtenant to the Building are referred to herein as the “Property.”

b.     Lease Commencement Date.  The Lease shall commence on UPON COMPLETION OF TENANT IMPROVEMENTS OR SEPTEMBER 15 , 2000, WHICHEVER DATE IS EARLIER.  DURING THE PRE-COMMENCEMENT DATE PERIOD OF TENANT’S WORK, AS DEFINED BELOW, ALL PROVISIONS OF THE LEASE, EXCEPT FOR  PAYMENT OF RENT, AS DEFINED HEREIN, SHALL BE APPLICABLE AND BINDING UPON TENANT.

c.     Lease Termination Date.  The Lease shall terminate at midnight 120 FULL MONTHS FOLLOWING THE LEASE COMMENCEMENT DATE,          , or such earlier or later date as provided in Section 3 (the “Termination Date”).

d.     Base Rent.  The base monthly rent shall be (check one): ☐   $              , or ☒ according to the Rent Rider attached hereto.  Rent shall be payable at Landlord’s address shown in Section 1(h) below, or such other place designated in writing by Landlord.

e.     Prepaid Rent.  Upon execution of this Lease, Tenant shall deliver to Landlord the sum of $6,333.33as prepaid rent, to be applied to the Rent due for the SECOND month(s) of the Lease.

f.      Security Deposit.  The amount of the security deposit is $NONE.

g.     Permitted Use.  The Premises shall be used only for TELECOMMUNICATIONS SWITCHING OR COLOCATION FACILITY, OFFICE AND RELATED TELECOMMUNICATIONS ACTIVITIES, and for no other purpose without the prior written consent of Landlord.

h.     Notice and Payment Addresses:

Landlord: COAST MANAGEMENT COMPANY, INC., ATTN: BRETT CARLTON, 2610 WETMORE AVENUE

P.O. BOX 1709, EVERETT, WASHINGTON 98206 Fax No.: (425) 259-5062

Tenant: ADVANCED TELCOM, INC., ATTN: TOM GRINA, SR. VP AND CFO, 110 STONY POINT ROAD, 2ND FLOOR, SANTA ROSA, CALIFORNIA 95401 Fax No.:  (707) 284-2327

2.              PREMISES.  Landlord leases to Tenant, and Tenant leases from Landlord the Premises upon the terms specified in this Lease.

3.              TERM.

a.     Commencement Date.  The Lease shall commence on the date specified in Section 1(b), or on such earlier or later date as may be specified by written notice delivered by Landlord to Tenant advising Tenant that the

Premises are ready for possession and specifying the Commencement Date, which shall not be less than            (30 if not completed) days following the date of such notice.  If Tenant occupies the Premises before the Commencement Date specified in Section 1(b), then the Commencement Date shall be the date of occupancy.  If Landlord acts diligently to make the Premises available to Tenant, neither Landlord nor any agent or employee of Landlord shall be liable for any damage or loss due to Landlord’s inability or failure to deliver possession of the Premises to Tenant as provided in this Lease.  The Termination Date shall be modified upon any change in the Commencement Date so that the length of the Lease term is not changed.  If Landlord does not deliver possession of the Premises to Tenant within          days (60 if not completed) after the date specified in Section 1(b), Tenant may elect to cancel this Lease by giving written notice to Landlord within 10 days after such time period ends.  If Tenant gives such notice, the Lease shall be canceled, all prepaid rent and security deposits shall be refunded to tenant, and neither Landlord nor Tenant shall have any further obligations to the other.  The first “Lease Year” shall commence on the Commencement Date and shall end on the date which is twelve (12) months from the end of the month in which the Commencement Date occurs.  Each successive Lease Year during the initial term and any extension terms shall be twelve (12) months, commencing on the first day following the end of the preceding Lease Year, except that the last Lease Year shall end on the Termination Date.

b.     Tenant Obligations.  To the extent Tenant’s tenant improvements are not completed in time for the Tenant to occupy or take possession of the Premises on the Commencement Date due to the failure of Tenant to fulfill any of its obligations under this Lease, the Lease shall nevertheless commence on the Commencement Date.

Except as specified elsewhere in this Lease, Landlord makes no representations or warranties to Tenant regarding the Premises, including the structural condition of the Premises and the condition of all mechanical, electrical, and other systems on the Premises.  Except for any tenant improvements described on attached Exhibit C to be completed by Landlord (defined therein as “Landlord’s Work”), Tenant shall be responsible for performing any work necessary to bring the Premises into condition satisfactory to Tenant.  By signing this Lease, Tenant acknowledges that it has had adequate opportunity to investigate the Premises, acknowledges responsibility for making any corrections, alterations and repairs to the Premises (other than the Landlord’s Work), and acknowledges that the time needed to complete any such items shall not delay the Commencement Date.

Attached Exhibit C sets forth all Landlord’s Work, if any, and all tenant improvements to be completed by Tenant (“Tenant’s Work”), which is to be performed on the Premises.  Responsibilities for design, payment and performance of all such work shall be as set forth on attached Exhibit C.  If Tenant fails to notify Landlord of any defects in the Landlord’s Work within 30 days of delivery of possession to Tenant, Tenant shall be deemed to have accepted the Premises in their then condition.  If Tenant discovers any major defects in the Landlord’s Work during this 10-day period that would prevent Tenant from using the Premises for its intended purpose, Tenant shall so notify Landlord in writing and the Commencement Date shall be delayed until after Landlord has corrected the major defects and Tenant has had five (5) days to inspect and approve the Premises after Landlord’s correction of such defects, AFTER RECEIPT FROM LANDLORD OF NOTICE OF CORRECTION.  The Commencement Date shall not be delayed if Tenant’s inspection reveals minor defects in the Landlord’s Work that will not prevent Tenant from using the Premises for their intended purpose.  Tenant shall prepare a punch list of all minor defects and provide the punch list to Landlord.  Landlord shall promptly correct all punch list items.

4.              RENT.  Tenant shall pay Landlord without demand, deduction or offset, in lawful money of the United States, the monthly rental stated in Section 1(d) in advance on or before the first day of each month during the Lease Term beginning on (check one): ☐ the Commencement Date, or ☐           (specify, but if no date specified, then on the Commencement Date), and any other additional payments due to Landlord, including Operating Costs (collectively the “Rent”) when required under this Lease.  Payments for any partial month at the beginning or end of the Lease term shall be prorated.

If any sums payable by Tenant to Landlord under this Lease are not received by the SEVENTH (7TH) day of each month, Tenant shall pay Landlord in addition to the amount due, for the cost of collecting and handling such late payment, an amount equal to the greater of $100 or five percent (5%) of the delinquent amount.  In addition, all delinquent sums payable by Tenant to Landlord and not paid within five days of the due date shall, at Landlord’s option, bear interest at the rate of twelve percent (12%) per annum, or the highest rate of interest allowable by law, whichever is less.  Interest on all delinquent amounts shall be calculated from the original due date to the date of payment.

Landlord’s acceptance of less than the full amount of any payment due from Tenant shall not be deemed an accord and satisfaction or compromise of such payment unless Landlord specifically consents in writing to payment of such lesser sum as an accord and satisfaction or compromise of the amount which Landlord claims.

6.              USES.  The Premises shall be used only for the use(s) specified in Section 1(g) above (the “Permitted Use”), and for no other business or purpose without the prior written consent of Landlord, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.  No act shall be done on or around the Premises that is unlawful or that will MATERIALLY increase the existing rate of insurance on the Premises or the Building, or cause the cancellation of any insurance on the Premises or the Building.  TENANT ACKNOWLEDGES AND UNDERSTANDS THAT THE FIRE INSURANCE PREMIUM ON THE BUILDING MAY BE INCREASED DUE TO THE PRESENCE OF TENANT’S DIESEL GENERATOR/FUEL.  Tenant shall not commit or allow to be committed any waste upon the Premises, or any public or private nuisance.  TENANT SHALL OPERATE ITS BUSINESS UNDER THESE PERMITTED USES IN THE PREMISES CONTINUOUSLY DURING THE LEASE TERM.

7.              COMPLIANCE WITH LAWS.  Tenant shall not cause or permit the Premises to be used in any way which violates any law, ordinance, or governmental regulation or order.  Landlord represents to Tenant, to the best of Landlord’s knowledge, that with the exception of any Tenant’s Work, as of the Commencement Date, the Premises ARE NOT IN VIOLATION OF ANY applicable laws, rules, regulations, or orders, including without limitation, the Americans With Disabilities Act, if applicable, and Landlord shall be responsible to promptly cure any VIOLATION which existed on the Commencement Date.  Tenant shall be responsible for complying with all laws applicable to the Premises as a result of Tenant’s particular use AND TENANT’S WORK, such as modifications required by the Americans With Disabilities Act as a result of Tenant opening the Premises to the public as a place of public accommodation.  If the enactment or enforcement of any law, ordinance, regulation or code during the Lease term requires any changes to the Premises during the Lease term, the Tenant shall perform all such changes at its expense if the changes are required due to the nature of Tenant’s activities at the Premises, or to alterations that Tenant seeks to make to the Premises; otherwise, Landlord shall perform all such changes at its expense.

9.              UTILITIES AND SERVICES.  LANDLORD SHALL NOT BE RESPONSIBLE FOR PROVIDING ANY UTILITIES TO THE PREMISES, BUT REPRESENTS AND WARRANTS TO TENANT THAT AS OF THE COMMENCEMENT DATE ELECTRICITY, WATER, SEWER, AND TELEPHONE UTILITIES ARE AVAILABLE AT OR ADJACENT TO THE PREMISES.  TENANT SHALL DETERMINE WHETHER THE AVAILABLE CAPACITY OF SUCH UTILITIES WILL MEET TENANT’S NEEDS.  TENANT SHALL INSTALL AND CONNECT, IF NECESSARY, AND DIRECTLY PAY FOR ALL WATER, SEWER, GAS, JANITORIAL, ELECTRICITY, GARBAGE REMOVAL, HEAT, TELEPHONE, AND OTHER UTILITIES AND SERVICES USED BY TENANT ON THE PREMISES DURING THE TERM, WHETHER OR NOT SUCH SERVICES ARE BILLED DIRECTLY TO TENANT.  TENANT WILL ALSO PROCURE, OR CAUSE TO BE PROCURED, WITHOUT COST TO LANDLORD, ALL NECESSARY PERMITS, LICENSES OR OTHER AUTHORIZATIONS REQUIRED FOR THE LAWFUL AND PROPER INSTALLATION, MAINTENANCE, REPLACEMENT, AND REMOVAL ON OR FROM THE PREMISES OR WIRES, PIPES, CONDUITS, TUBES, AND OTHER EQUIPMENT AND APPLIANCES FOR USE IN SUPPLYING ALL UTILITIES OR SERVICES TO THE PREMISES.  LANDLORD, UPON REQUEST OF TENANT, AND AT THE SOLE EXPENSE AND LIABILITY OF TENANT, SHALL JOIN WITH TENANT IN ANY APPLICATION REQUIRED FOR OBTAINING OR CONTINUING SUCH UTILITIES OR SERVICES.

10.       TAXES.  TENANT SHALL PAY ALL TAXES (DEFINED BELOW) APPLICABLE TO THE PREMISES DURING THE LEASE TERM.  ALL PAYMENTS FOR TAXES SHALL BE MADE AT LEAST TEN (10) DAYS PRIOR TO THEIR DUE DATE.  TENANT SHALL PROMPTLY FURNISH LANDLORD WITH SATISFACTORY EVIDENCE THAT TAXES HAVE BEEN PAID.  IF ANY TAXES PAID BY TENANT COVER ANY PERIOD OF TIME BEFORE OR AFTER THE EXPIRATION OF THE TERM, TENANT’S SHARE OF THOSE TAXES PAID WILL BE PRORATED TO COVER ONLY THE PERIOD OF TIME WITHIN THE TAX FISCAL YEAR DURING WHICH THIS LEASE WAS IN EFFECT, AND LANDLORD SHALL PROMPTLY REIMBURSE TENANT TO THE EXTENT REQUIRED.  IF TENANT FAILS TO TIMELY PAY ANY TAXES, LANDLORD MAY PAY THEM, AND TENANT SHALL REPAY SUCH AMOUNT TO LANDLORD WITH TENANT’S NEXT RENT INSTALLMENT.

THE TERM “TAXES” SHALL MEAN: (I) ANY FORM OF REAL ESTATE TAX OR ASSESSMENT IMPOSED ON THE PREMISES BY ANY AUTHORITY, INCLUDING ANY CITY, STATE OR FEDERAL GOVERNMENT, OR ANY IMPROVEMENT DISTRICT, AS AGAINST ANY LEGAL OR EQUITABLE INTEREST OF LANDLORD OR TENANT IN THE PREMISES OR IN THE REAL PROPERTY OF WHICH THE PREMISES ARE A PART, OR AGAINST RENT PAID FOR LEASING THE PREMISES; AND (II) ANY FORM OF PERSONAL PROPERTY TAX OR ASSESSMENT IMPOSED ON ANY PERSONAL PROPERTY, FIXTURES, FURNITURE, TENANT IMPROVEMENTS, EQUIPMENT, INVENTORY, OR OTHER ITEMS, AND ALL REPLACEMENTS, IMPROVEMENTS, AND ADDITIONS TO THEM, LOCATED ON THE PREMISES, WHETHER OWNED BY LANDLORD OR TENANT.  “TAXES” SHALL EXCLUDE ANY NET INCOME TAX IMPOSED ON LANDLORD FOR INCOME THAT LANDLORD RECEIVES UNDER THIS LEASE.

TENANT MAY CONTEST THE AMOUNT OR VALIDITY, IN WHOLE OR IN PART, OF ANY TAXES AT ITS SOLE EXPENSE, ONLY AFTER PAYING SUCH TAXES OR POSTING SUCH SECURITY AS LANDLORD MAY REASONABLY REQUIRE IN ORDER TO PROTECT THE PREMISES AGAINST LOSS OR FORFEITURE.  UPON THE TERMINATION OF ANY SUCH PROCEEDINGS, TENANT SHALL PAY THE AMOUNT OF SUCH TAXES OR PART OF SUCH TAXES AS FINALLY DETERMINED, TOGETHER WITH ANY COSTS, FEES, INTEREST PENALTIES, OR OTHER RELATED LIABILITIES.  LANDLORD SHALL COOPERATE WITH TENANT IN CONTESTING ANY TAXES, PROVIDED LANDLORD INCURS NO EXPENSE OR LIABILITY IN DOING SO.

12.       ALTERATIONS.  Tenant may make alterations, additions or improvements to the Premises, including any Tenant’s Work identified on attached Exhibit C (“Alterations”), with the prior written consent of Landlord, WHICH SHALL NOT BE UNREASONABLY WITHHELD.  The term “Alterations” shall not include the installation of shelves, movable partitions, Tenant’s equipment, and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Premises, and Landlord’s consent shall not be required for Tenant’s installation of those items.  Tenant shall complete all Alterations at Tenant’s expense in compliance with all applicable laws and in accordance with plans and specifications approved by Landlord, using contractors approved by Landlord.  NON-PERMANENT AND REMOVABLE ALTERATIONS AND OTHER NON-PERMANENT AND REMOVABLE INTERIOR IMPROVEMENTS PAID FOR BY TENANT AND TRADE FIXTURES, FURNITURE, EQUIPMENT AND OTHER PERSONAL PROPERTY USED IN THE OPERATION OF TENANT’S BUSINESS AND INSTALLED IN THE PREMISES (COLLECTIVELY “TENANT’S PROPERTY”) SHALL AT ALL TIMES BE AND REMAIN TENANT’S PROPERTY PROVIDED, HOWEVER, THAT TENANT OR TENANT’S ASSIGNEE MAY AT ANY TIME REMOVE TENANT’S PROPERTY PROVIDED THAT TENANT OR TENANT’S ASSIGNEE REPAIRS ALL DAMAGE CAUSED BY SUCH REMOVAL AND SUCH REMOVAL DOES NOT CAUSE MATERIAL DAMAGE TO THE PREMISES.  ALTERATIONS CONSISTING OF ITEMS OTHER THAN TENANT’S PROPERTY SHALL BELONG TO THE LANDLORD UPON EXPIRATION OF THE LEASE TERM AND ANY EXTENSION THEREOF.  LANDLORD SHALL SUBORDINATE ANY SECURITY INTEREST OR LIEN ON ANY ITEM OR TENANT’S PROPERTY TO ANY SECURITY INTEREST OR LIEN GRANTED BY TENANT IN OR TO ANY OF ITS PERSONAL PROPERTY, EQUIPMENT OR TRADE FIXTURES AS SECURITY FOR INDEBTEDNESS INCURRED FOR THE PURPOSE OF FINANCING THE PURCHASE OR LEASE OF ANY SUCH PROPERTY AND SHALL SUBORDINATE AND WAIVE ANY RIGHT OF DISTRAINT, DISTRESS FOR RENT OR LANDLORD’S LIEN THAT MAY ARISE AT LAW TO THE SECURITY INTEREST AND LIEN OF FIRST UNION NATIONAL BANK OR ITS SUCCESSOR INTEREST.  CONCURRENTLY WITH THE EXECUTION OF THIS LEASE, LANDLORD SHALL EXECUTE A CERTIFICATE OF LANDLORD WAIVER ATTACHED THERETO AS EXHIBIT F.  TENANT SHALL SPECIFICALLY REMOVE AT THE END OF THE LEASE TERM ALL INSTALLED CABLE/WIRE UNLESS SPECIFICALLY DIRECTED OTHERWISE BY LANDLORD.  TENANT SHALL IMMEDIATELY REPAIR ANY DAMAGE TO THE PREMISES CAUSED BY REMOVAL OF ALTERATIONS.  IF TENANT FAILS TO PERFORM THIS REPAIR WORK WITHIN THIRTY (30) DAYS AFTER TERMINATION OF THE LEASE TERM, LANDLORD MAY PERFORM THIS WORK WITHOUT NOTICE TO THE TENANT AND CHARGE TENANT ALL EXPENSES ASSOCIATED WITH SUCH REPAIR WORK.

13.       REPAIRS AND MAINTENANCE.  Tenant shall, at its sole expense, maintain the Premises in good condition and promptly make all repairs and replacements, whether structural or non-structural, necessary to keep the Premises safe and in good condition, including all utilities and other systems serving the Premises.  Landlord shall maintain INCLUDING ANY NECESSARY REPAIRS the Building structure, foundation, exterior walls, and roof.  Tenant shall not damage any demising wall or disturb the structural integrity of the Premises and shall promptly repair any damage or injury done to any such demising walls or structural elements caused by Tenant or its employees, agents, contractors, or invitees.  If Tenant fails to maintain or repair the Premises, Landlord may enter the Premises and perform such repair or maintenance on behalf of Tenant.  In such case, Tenant shall be obligated to pay to Landlord immediately upon receipt of demand for payment, as additional Rent, all costs incurred by Landlord.  Notwithstanding anything in this Section to the contrary, Tenant shall not be responsible for any repairs to the Premises made necessary by the acts of Landlord or its agents, employees, contractors or invitees therein.

Upon expiration of the Lease term, whether by lapse of time or otherwise, Tenant shall promptly and peacefully surrender the Premises, together with all keys, to Landlord in as good condition as when received by Tenant from Landlord or as thereafter improved, reasonable wear and tear and insured casualty excepted.

14.       ACCESS.  After reasonable notice from Landlord (except in cases of emergency, where no notice is required), Tenant shall permit Landlord and its agents and employees to enter the Premises at all reasonable times for the purposes of repair or inspection.  This Section shall not impose any repair or other obligation upon Landlord not expressly stated elsewhere in this Lease.  After reasonable notice to Tenant, Landlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective purchasers or lenders at any time, and to prospective tenants within 180 days prior to the expiration or sooner termination of the Lease term.

15.       SIGNAGE.  Tenant shall obtain Landlord’s written consent before installing any signs upon the Premises; PROVIDED TENANT SHALL BE PERMITTED TO HAVE SIGNAGE ON THE BUILDING DIRECTORY, THE FASCIA ON BOTH THE COLBY AND WALL EXPOSURES, AND ON THE DOOR TO THE PREMISES; ALL SUCH SIGNAGE SHALL BE APPROVED BY THE LANDLORD Tenant shall install any approved signage at Tenant’s sole expense and in compliance with all applicable laws.  Tenant shall not damage or deface the Premises in installing or removing signage and shall repair any injury or damage to the Premises caused by such installation or removal.  UPON TERMINATION OF THIS LEASE, TENANT, AT ITS SOLE COST AND EXPENSE, SHALL REMOVE ALL SIGNS, AND REPAIR ALL DAMAGE CAUSED BY THE INSTALLATION OR REMOVAL OF ANY OF ITS SIGNS.

16.       DESTRUCTION OR CONDEMNATION.

a.     Damage and Repair.  If the Premises or the portion of the Property necessary for Tenant’s occupancy are partially damaged but not rendered untenantable, by fire or other insured casualty, then Landlord shall diligently restore the Premises and the portion of the Property necessary for Tenant’s occupancy and this Lease shall not terminate; provided, however, Tenant may terminate the Lease if Landlord is unable to restore the Premises within ONE HUNDRED TWENTY (120) DAYS of the casualty event.  The Premises or the portion of the Property necessary for Tenant’s occupancy shall not be deemed untenantable if less than twenty-five percent (25%) of each of those areas are damaged.  Notwithstanding the foregoing, Landlord shall have no obligation to restore the Premises or the portion of the Property necessary for Tenant’s occupancy if insurance proceeds are not available to pay the entire cost of such restoration.  If insurance proceeds are available to Landlord but are not sufficient to pay the entire cost of restoration, then Landlord may elect to terminate this Lease and keep the insurance proceeds, by notifying Tenant within THIRTY (30) days of the date of such casualty.

If the Premises, the portion of the Property necessary for Tenant’s occupancy, or 50% or more of the rentable area of the Property are entirely destroyed, or partially damaged and rendered untenantable, by fire or other casualty, Landlord may, at its option: (a) terminate this Lease as provided herein, or (b) restore the Premises and the portion of the Property necessary for Tenant’s occupancy to their previous condition; provided, however, if such casualty event occurs during the last 6 months of the Lease term (after considering any option to extend the term timely exercised by Tenant) then either Tenant or Landlord may elect to terminate the Lease.  If, within 30 days after receipt by Landlord from Tenant of written notice that Tenant deems the Premises or the portion of the Property necessary for Tenant’s occupancy untenantable, Landlord fails to notify Tenant of its election to restore those areas, or if Landlord is unable to restore those areas within six (6) months of the date of the casualty event, then Tenant may elect to terminate the Lease.

If Landlord restores the Premises or the Property under this Section 16(a), Landlord shall proceed with reasonable diligence to complete the work, and the base Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole Premises, provided that there shall be a rent abatement only if the damage or destruction of the Premises or the Property did not result from, or was not contributed to directly or indirectly by the act, fault or neglect of Tenant, or Tenant’s officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors.  Provided, Landlord complies with its obligations under this Section, no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Premises or the Property.  Landlord will not carry insurance of any kind for the protection of Tenant or any improvements paid for by Tenant or as provided in Exhibit C or on Tenant’s furniture or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease, and Landlord shall not be obligated to repair any damage thereto or replace the same unless the damage is caused by Landlord’s negligence.

b.     Condemnation.  If the Premises, the portion of the Property necessary for Tenant’s occupancy, or 50% or more of the rentable area of the Property are made untenantable by eminent domain, or conveyed under a threat of condemnation, this Lease shall terminate at the option of either Landlord or Tenant as of the earlier of the date title vests in the condemning authority or the condemning authority first has possession of the Premises or the portion of the Property and all Rents and other payments shall be paid to that date.  In case of taking of a part of the Premises or the portion of the Property necessary for Tenant’s occupancy that does not render those areas untenantable, then this Lease shall continue in full force and effect and the base Rent shall be equitably reduced based on the proportion by which the floor area of any structures is reduced, such reduction in Rent to be effective as of the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority.  The Premises or the portion of the Property necessary for Tenant’s occupancy shall not be deemed untenantable if less than twenty-five percent (25%) of each of those areas are condemned.  Landlord shall be entitled to the entire award from the condemning authority attributable to the value of the Premises or the Property and Tenant shall make no claim for the value of its leasehold PROVIDED, HOWEVER, THAT LANDLORD SHALL PRO-RATE ANY SUCH AWARD WITH RESPECT TO TENANT IMPROVEMENTS.  Tenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business, provided that in no event shall Tenant’s claim reduce Landlord’s award.

17.       INSURANCE.

a.     Liability Insurance.  During the Lease term, Tenant shall pay for and maintain commercial general liability insurance with broad form property damage and contractual liability endorsements.  This policy shall name Landlord as an additional insured, and shall insure Tenant’s activities and those of Tenant’s employees, officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors with respect to the Premises against loss, damage or liability for personal injury or death or loss or damage to property AND AGAINST ANY AND ALL CLAIMS, ARISING FROM OR RELATED TO, THE USE AND OCCUPANCY OF THE PREMISES, AND ALL AREAS APPURTENANT TO THESE PREMISES, INCLUDING, WITHOUT LIMITATION, THE ENTRANCES AND EXITS TO THE PREMISES, THE SIDEWALKS IMMEDIATELY ADJACENT AND CONTIGUOUS TO THE PREMISES, AND/OR ARISING FROM OR RELATED TO THE OPERATION OF THE TENANT’S BUSINESS WITH A COMBINED SINGLE LIMIT OF NOT LESS THAN TWO MILLION DOLLARS ($2,000,000.00), AND A DEDUCTIBLE OF NOT MORE THAN TEN THOUSAND DOLLARS ($10,000.00).  The insurance will be noncontributory with any liability insurance carried by Landlord.  NOT MORE FREQUENTLY THAN EVERY TWO (2) YEARS, IF, IN THE REASONABLE OPINION OF LANDLORD, THE AMOUNT OR TYPE OF COMMERCIAL GENERAL LIABILITY INSURANCE COVERAGE AT THAT TIME IS NOT ADEQUATE, TENANT SHALL INCREASE OR CHANGE THE INSURANCE COVERAGE AS REASONABLY REQUIRED BY LANDLORD.  TENANT SHALL IMMEDIATELY PROVIDE LANDLORD WRITTEN NOTICE OF ANY INCIDENT OR OCCURRENCE GIVING RISE TO ANY LOSS, DAMAGE, LIABILITY OR CLAIM UNDER THIS SECTION.

b.     CASUALTY INSURANCE.  DURING THE LEASE TERM, TENANT SHALL PAY FOR A LANDLORD MAINTAINED ALL-RISK COVERAGE CASUALTY INSURANCE (WITH COVERAGE FOR EARTHQUAKE AND, IF THE PREMISES ARE IN A FLOOD PLAIN, FLOOD DAMAGE) FOR THE PREMISES, IN AN AMOUNT SUFFICIENT TO PREVENT LANDLORD OR TENANT FROM BECOMING A CO-INSURER UNDER THE TERMS OF THE POLICY, AND IN AN AMOUNT NOT LESS THAN THE REPLACEMENT COST OF THE PREMISES, WITH A DEDUCTIBLE OF NOT MORE THAN $5,000.  THE CASUALTY INSURANCE POLICY SHALL NAME TENANT AS THE INSURED AND LANDLORD AND LANDLORD’S LENDER(S) AS ADDITIONAL INSUREDS, WITH LOSS PAYABLE TO LANDLORD, LANDLORD’S LENDER(S), AND TENANT AS THEIR INTERESTS MAY APPEAR.  IN THE EVENT OF A CASUALTY LOSS ON THE PREMISES, LANDLORD MAY APPLY INSURANCE PROCEEDS UNDER THE CASUALTY INSURANCE POLICY IN THE MANNER DESCRIBED IN SECTION 16(A).

c.     Tenant’s Insurance.  During the Lease term, Tenant shall pay for and maintain insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Tenant’s personal property, fixtures, equipment and Tenant improvements.  SPECIAL FORM (ALL RISK AR) COVERAGE.  TENANT, AT ITS COST, SHALL FURTHER PROCURE AND MAINTAIN WORKER’S COMPENSATION INSURANCE AND EMPLOYER’S LIABILITY INSURANCE WITH A LIMIT OF NO LESS THAN THE AMOUNT AND IN FORM REQUIRED BY LAW.

TENANT’S CONTRACTOR’S INSURANCE.  TENANT SHALL REQUIRE ANY CONTRACTOR PERFORMING WORK FOR IT ON THE PREMISES TO CARRY AND MAINTAIN AT NO EXPENSE TO LANDLORD: (A) COMPREHENSIVE GENERAL LIABILITY INSURANCE, INCLUDING CONTRACTOR’S LIABILITY COVERAGE, CONTRACTUAL LIABILITY COVERAGE, COMPLETED

OPERATIONS COVERAGE, BROAD FROM PROPERTY DAMAGE ENDORSEMENT AND CONTRACTOR’S PROTECTIVE LIABILITY COVERAGE, TO AFFORD PROTECTION, WITH RESPECT TO PERSONAL INJURY, DEATH OR PROPERTY DAMAGE OF NOT LESS THAN $1,000,000.00 PER OCCURRENCE, COMBINED SINGLE LIMIT/$2,000,000.00 AGGREGATE; (B) COMPREHENSIVE AUTOMOBILE LIABILITY INSURANCE WITH LIMITS FOR EACH OCCURRENCE OF NOT LESS THAN $1,000,000.00 WITH RESPECT TO PERSONAL INJURY OR DEATH AND $500,000.00 WITH RESPECT TO PROPERTY DAMAGE; AND (C) WORKER’S COMPENSATION OR SIMILAR INSURANCE IN FORM AND AMOUNTS REQUIRED BY LAW.

d.     Miscellaneous.  Insurance required under this Section shall be with companies rated A-XV or better in Best’s Insurance Guide, and which are authorized to transact business in the State of Washington.  No insurance policy shall be canceled or reduced in coverage and each such policy shall provide that it is not subject to cancellation or a reduction in coverage except after thirty (30) days’ prior written notice to Landlord.  Tenant shall deliver to Landlord upon commencement of the Lease and from time to time thereafter, UPON REASONABLE REQUEST OF LANDLORD, copies or certificates of the insurance policies required by this Section; WHICH CERTIFICATE SHALL REQUIRE ACTUAL MAILING TO THE LANDLORD, DELETING ANY “ENDEAVOR TO MAIL” PROVISIONS.  In no event shall the limit of such policies be considered as limiting the liability of Tenant under this Lease.

e.     Waiver of Subrogation.  Landlord and Tenant hereby release each other and any other Tenant, their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by insurance required to be carried by each of them.  Each party shall provide notice to the insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective insurance carriers to waive all rights of subrogation against the other.  This waiver shall not apply to the extent of the deductible amounts to any such policies or to the extent of liabilities exceeding the limits of such policies.

18.       INDEMNIFICATION.  Tenant shall defend, indemnify, and hold Landlord harmless against all liabilities, damages, costs, and expenses, including attorneys’ fees, arising from any negligent or wrongful act or omission of Tenant or Tenant’s officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises or arising from any breach of this Lease by Tenant; TENANT SPECIFICALLY ACKNOWLEDGES AND WAIVES ANY IMMUNITY UNDER RCW TITLE 51.  Tenant shall use legal counsel REASONABLY acceptable to Landlord in defense of any action within Tenant’s defense obligation.  Landlord shall defend, indemnify and hold Tenant harmless against all liabilities, damages, costs, and expenses, including attorneys’ fees, arising from any negligent or wrongful act or omission of Landlord or Landlord’s officers, contractors, licensees, agents, servants, employees, guests, invitees, or visitors on or around the Premises or arising from any breach of this Lease by Landlord.  Landlord shall use legal counsel REASONABLY acceptable to Tenant in defense of any action within Landlord’s defense obligation.

19.       ASSIGNMENT AND SUBLETTING.  EXCEPT AS PROVIDED ON EXHIBIT “E” ATTACHED, Tenant shall not assign, sublet, mortgage, encumber or otherwise transfer any interest in this Lease (collectively referred to as a “Transfer”) or any part of the Premises, without first obtaining Landlord’s written consent, which shall not be unreasonably withheld or delayed.  No Transfer shall relieve Tenant of any liability under this Lease notwithstanding Landlord’s consent to such transfer.  Consent to any Transfer shall not operate as a waiver of the necessity for Landlord’s consent to any subsequent Transfer.

If Tenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Lease by merger, consolidation, redemption or liquidation, or any change(s) in the ownership of, or power to vote, (EXCEPT WITH RESPECT TO A REGISTERED PUBLIC OFFERING) which singularly or collectively represents a majority of the beneficial interest in Tenant, shall constitute a Transfer under this Section; PROVIDED, HOWEVER, THAT LANDLORD’S WRITTEN CONSENT TO THIS TYPE OF TRANSFER SHALL NOT BE WITHHELD IF THE NET WORTH DETERMINED IN ACCORDANCE WITH GAAP OF THE ASSIGNEE UNDER SUCH TRANSFER IS NOT LESS THAN 75% OF THE GAAP  NET WORTH OF THE ASSIGNOR TENANT.  LANDLORD SHALL BE PROVIDED IN ADVANCE ALL FINANCIAL DOCUMENTATION REASONABLY NECESSARY TO MAKE THIS NET WORTH DETERMINATION PRIOR TO ANY SUCH TRANSFER.

As a condition to Landlord’s approval, if given, any potential assignee or sublessee otherwise approved by Landlord shall assume all obligations of Tenant under this Lease and shall be jointly and severally liable with

Tenant and any guarantor, if required, for the payment of Rent and performance of all terms of this Lease.  In connection with any Transfer, Tenant shall provide Landlord with copies of all assignments, subleases and assumption instruments.  EQUIPMENT COLLOCATION AGREEMENTS ENTERED INTO WITH OTHER TELECOMMUNICATION COMPANIES SHALL NOT CONSTITUTE A SUB-LEASE OR ASSIGNMENT.

20.       LIENS.  Tenant shall keep the Premises free from any liens created by or through Tenant.  Tenant shall indemnify and hold Landlord harmless from liability from any such liens including, without limitation, liens arising from any Alterations OR TENANT’S WORK.  If a lien is filed against the Premises by any person claiming by, through or under Tenant, Tenant shall, upon request of Landlord, at Tenant’s expense, immediately furnish to Landlord a bond in form and amount and issued by a surety satisfactory to Landlord, indemnifying Landlord and the Premises against all liabilities, costs and expenses, including attorneys’ fees, which Landlord could reasonably incur as a result of such lien(s), AND SHALL, AT LANDLORD’S REQUEST, IMMEDIATELY OBTAIN AND RECORD AT TENANT’S EXPENSE A BOND IN LIEU OF CLAIM UNDER RCW 60.04.161.

21.       DEFAULT.  The following occurrences shall each be deemed an Event of Default by Tenant:

a.     Failure To Pay.  Tenant fails to pay any sum, including Rent, due under this Lease following five (5) days written notice from Landlord of the failure to pay.

b.     Vacation/Abandonment.  Tenant vacates the Premises (defined as an absence for at least 15 consecutive days without prior notice to Landlord), or Tenant abandons the Premises (defined as an absence of five (5) days or more while Tenant is in breach of some other term of this Lease).  Tenant’s vacation or abandonment of the Premises shall not be subject to any notice or right to cure.

c.     Insolvency.  Tenant becomes insolvent, voluntarily or involuntarily bankrupt, or a receiver, assignee or other liquidating officer is appointed for Tenant’s business, provided that in the event of any involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding shall constitute an Event of Default only if such proceeding is not dismissed or vacated within 60 days after its institution or commencement.

d.     Levy or Execution.  Tenant’s interest in this Lease or the Premises, or any part thereof, is taken by execution or other process of law directed against Tenant, or is taken upon or subjected to any attachment by any creditor of Tenant, if such attachment is not discharged within 15 days after being levied.

e.     Other Non-Monetary Defaults.  Tenant breaches any agreement, term or covenant of this Lease other than one requiring the payment of money and not otherwise enumerated in this Section, and the breach continues for a period of 30 days after notice by Landlord to Tenant of the breach.

f.      Failure to Take Possession.  Tenant fails to take possession of the Premises on the Commencement
Date.

22.       REMEDIES.

Landlord shall have the following remedies upon an Event of Default.  Landlord’s rights and remedies under this Lease shall be cumulative, and none shall exclude any other right or remedy allowed by law.

a.     Termination of Lease.  Landlord may terminate Tenant’s interest under the Lease, but no act by Landlord other than written notice from Landlord to Tenant of termination shall terminate this Lease.  The Lease shall terminate on the date specified in the notice of termination.  Upon termination of this Lease, Tenant will remain liable to Landlord for damages in an amount equal to the rent and other sums that would have been owing by Tenant under this Lease for the balance of the Lease term, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to the termination, after deducting all Landlord’s Reletting Expenses (as defined below).  Landlord shall be entitled to either collect damages from Tenant monthly on the days on which rent or other amounts would have been payable under the Lease, or alternatively, Landlord may accelerate Tenant’s obligations under the Lease and recover from Tenant: (i) unpaid rent which had been earned at the time of termination; (ii) the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of rent loss that Tenant proves could reasonably have been avoided; (iii) the amount by which the unpaid rent for the balance of the term of the Lease after the time of award exceeds the amount of rent loss that Tenant proves could reasonably be avoided (discounting such amount by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%); and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under the Lease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described in Section 22b.

b.     Re-Entry and Reletting.  Landlord may continue this Lease in full force and effect, and without demand or notice, re-enter and take possession of the Premises or any part thereof, expel the Tenant from the Premises and anyone claiming through or under the Tenant, and remove the personal property of either.  Landlord may relet the Premises, or any part of them, in Landlord’s or Tenant’s name for the account of Tenant, for such period of time and at such other terms and conditions, as Landlord, in its discretion, may determine.  Landlord may collect and receive the rents for the Premises.  Re-entry or taking possession of the Premises by Landlord under this Section shall not be construed as an election on Landlord’s part to terminate this Lease, unless a written notice of termination is given to Tenant.  Landlord reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate the Lease.  During the Event of Default, Tenant will pay Landlord the rent and other sums which would be payable under this Lease if repossession had not occurred, plus the net proceeds, if any, after reletting the Premises, after deducting Landlord’s Reletting Expenses.  “Reletting Expenses” is defined to include all expenses incurred by Landlord in connection with reletting the Premises, including without limitation, all repossession costs, brokerage commissions, attorneys’ fees, remodeling and repair costs, costs for removing and storing Tenant’s property and equipment, and rent concessions granted by Landlord to any new Tenant, prorated over the life of the new lease.

c.     Waiver of Redemption Rights.  Tenant, for itself, and on behalf of any and all persons claiming through or under Tenant, including creditors of all kinds, hereby waives and surrenders all rights and privileges which they may have under any present or future law, to redeem the Premises or to have a continuance of this Lease for the Lease term, as it may have been extended.

d.     Nonpayment of Additional Rent.  All costs which Tenant agrees to pay to Landlord pursuant to this Lease shall in the event of nonpayment be treated as if they were payments of Rent, and Landlord shall have all the rights herein provided for in case of nonpayment of Rent.

e.     Failure to Remove Property.  If Tenant fails to remove any of its property from the Premises at Landlord’s request following an uncured Event of Default, Landlord may, at its option, remove and store the property at Tenant’s expense and risk.  If Tenant does not pay the storage cost within five (5) days of Landlord’s request, Landlord may, at its option, have any or all of such property sold at public or private sale (and Landlord may become a purchaser at such sale), in such manner as Landlord deems proper, UPON REASONABLE NOTICE to Tenant.  Landlord shall apply the proceeds of such sale: (I) to the expense of such sale, including reasonable attorneys’ fees actually incurred; (ii) to the payment of the costs or charges for storing such property; (iii) to the payment of any other sums of money which may then be or thereafter become due Landlord from Tenant under any of the terms hereof; and (iv) the balance, if any, to Tenant.  Nothing in this Section shall limit Landlord’s right to sell Tenant’s personal property as permitted by law to foreclose Landlord’s lien for unpaid rent.

23.       MORTGAGE SUBORDINATION AND ATTORNMENT.  This Lease shall automatically be subordinate to any mortgage or deed of trust created by Landlord which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions (“Landlord’s Mortgage”), provided the holder of any Landlord’s Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any such Landlord’s Mortgage shall elect to continue this Lease in full force and effect.  Tenant shall attorn to the holder of any Landlord’s Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any Landlord’s Mortgage provided such person(s) assume the obligations of Landlord under this Lease.  Tenant shall promptly and in no event later than fifteen (15) days execute, acknowledge and deliver documents which the holder of any Landlord’s Mortgage may reasonably require as further evidence of this subordination and attornment.  Notwithstanding the foregoing, Tenant’s obligations under this Section are conditioned on the holder of each of Landlord’s Mortgage and each person acquiring the Premises at any sale or other proceeding under any such Landlord’s Mortgage not disturbing Tenant’s occupancy and other rights under this Lease, so long as no uncured Event of Default exists.

24.       NON-WAIVER.  Landlord’s waiver of any breach of any term contained in this Lease shall not be deemed to be a waiver of the same term for subsequent acts of Tenant.  The acceptance by Landlord of Rent or other amounts due by Tenant hereunder shall not be deemed to be a waiver of any breach by Tenant preceding such acceptance.

25.       HOLDOVER.  If Tenant shall, without the written consent of Landlord, hold over after the expiration or termination of the Term, such tenancy shall be deemed to be on a month-to-month basis and may be terminated according to Washington law.  During such tenancy, Tenant agrees to pay to Landlord 125% the rate of rental last payable under this Lease, unless a different rate is agreed upon by Landlord.  All other terms of the Lease shall remain in effect.

26.       NOTICES.  All notices under this Lease shall be in writing and effective (I) when delivered in person, (ii) three (3) days after being sent by registered or certified mail to Landlord or Tenant, as the case may be, at the Notice Addresses set forth in Section 1(h); or (iii) upon confirmed transmission by facsimile to such persons at the facsimile numbers set forth in Section 1(h) or such other addresses/facsimile numbers as may from time to time be designated by such parties in writing.

27.       COSTS AND ATTORNEYS’ FEES.  If Tenant or Landlord engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or other payments, or possession of the Premises, OR ANY PROCEEDINGS IN A FEDERAL BANKRUPTCY CASE BY OR AGAINST TENANT, the losing party shall pay the prevailing party a reasonable sum for attorneys’ fees AND ALL ACTUAL COSTS in such suit, at trial and on appeal.

28.       ESTOPPEL CERTIFICATES.  Tenant shall, from time to time, upon written request of Landlord, execute, acknowledge and deliver to Landlord or its designee a written statement specifying the following, subject to any modifications necessary to make such statements true and complete: (i) the date the Lease term commenced and the date it expires; (ii) the amount of minimum monthly Rent and the date to which such Rent has been paid; (iii) that this Lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (iv) that this Lease represents the entire agreement between the parties; (v) that all conditions under this Lease to be performed by Landlord have been satisfied; (vi) that there are no existing claims, defenses or offsets which the Tenant has against the enforcement of this Lease by Landlord; (vii) that no Rent has been paid more than one month in advance; and (viii) that no security has been deposited with Landlord (or, if so, the amount thereof).  Any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Landlord’s interest or assignee of any mortgage or new mortgagee of Landlord’s interest in the Premises.  If Tenant shall fail to respond within ten (10) days of receipt by Tenant of a written request by Landlord as herein provided, Tenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Landlord to a prospective purchaser or mortgagee.

29.       TRANSFER OF LANDLORD’S INTEREST.  This Lease shall be assignable by Landlord without the consent of Tenant.  In the event of any transfer or transfers of Landlord’s interest in the Premises, other than a transfer for security purposes only, upon the assumption of this Lease by the transferee, Landlord shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, except for any retained security deposit or prepaid rent, and Tenant shall attorn to the transferee.

30.       RIGHT TO PERFORM.  If Tenant shall fail to timely pay any sum or perform any other act on its part to be performed hereunder, Landlord may make any such payment or perform any such other act on Tenant’s part to be made or performed as provided in this Lease.  Tenant shall, on demand, reimburse Landlord for its expenses incurred in making such payment or performance.  Landlord shall (in addition to any other right or remedy of Landlord provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section as in the case of default by Tenant in the payment of Rent.

31.       HAZARDOUS MATERIAL.  LANDLORD MAKES NO REPRESENTATION OR WARRANTIES REGARDING “HAZARDOUS MATERIAL” (AS DEFINED BELOW) ON, IN, OR UNDER THE PREMISES.  IF THERE IS ANY HAZARDOUS MATERIAL ON, IN, OR UNDER THE PREMISES AS OF THE STARTING DATE OF TENANT’S WORK OR AS OF THE COMMENCEMENT DATE, WHICH HAS BEEN OR THEREAFTER BECOMES UNLAWFULLY RELEASED THROUGH NO FAULT OF TENANT, THEN LANDLORD SHALL INDEMNIFY, DEFEND AND HOLD TENANT HARMLESS FROM ANY AND ALL CLAIMS, JUDGMENTS, DAMAGES, PENALTIES, FINES, COSTS, LIABILITIES OR LOSSES INCLUDING, WITHOUT LIMITATION, SUMS PAID IN SETTLEMENT OF CLAIMS, ATTORNEYS FEES, CONSULTANT FEES AND EXPERT FEES, INCURRED OR SUFFERED BY TENANT EITHER DURING OR AFTER THE LEASE TERM AS A RESULT OF SUCH CONTAMINATION.

Tenant shall not cause or permit any Hazardous Material to be brought upon, kept, or used in or about, or disposed of on the Premises by Tenant, its agents, employees, contractors or invitees, except in strict compliance with all applicable federal, state and local laws, regulations, codes and ordinances.  If Tenant breaches the obligations stated in the preceding sentence, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in the value of the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises, or elsewhere, damages arising from any adverse impact on marketing of space at the Premises, and sums paid in settlement of claims, attorneys’ fees, consultant fees and expert fees incurred or suffered by Landlord either during or after the Lease term.  THESE INDEMNIFICATIONS BY LANDLORD AND TENANT INCLUDE, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in the Premises, or in soil or ground water on or under the Premises.  Tenant shall immediately notify Landlord of any inquiry, investigation or notice that Tenant may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Premises.

Without limiting the foregoing, if the presence of any Hazardous Material brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, results in any unlawful release of Hazardous Materials on the Premises or any other property, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises or any other property, to the condition existing prior to the release of any such Hazardous Material; provided that Landlord’s approval of such actions shall first be obtained, which approval may be withheld at Landlord’s sole discretion.

As used herein, the term “Hazardous Material” means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the State of Washington or the United States Government, due to its potential harm to the health, safety or welfare of humans or the environment.

32.       QUIET ENJOYMENT.  So long as Tenant pays the Rent and performs all of its obligations in this Lease, Tenant’s possession of the Premises will not be disturbed by Landlord or anyone claiming by, through or under Landlord, or by the holders of any Landlord’s Mortgage or any successor thereto.

33.       RIGHT OF ENTRY.  Landlord and its agents, employees and contractors shall have the right to enter the Premises at reasonable times for inspection, to make repairs, alterations, and improvements, to show the Premises to prospective purchasers and, within six (6) months prior to the expiration of the Lease term, to show the Premises to prospective Tenants.

SURRENDER OF PREMISES.  TENANT SHALL SURRENDER POSSESSION OF THE PREMISES AND ALL OF TENANT’S ALTERATIONS, AS DEFINED ABOVE, OTHER THAN THOSE THAT LANDLORD HAS DEMANDED TENANT TO REMOVE IN ACCORDANCE WITH SECTION 12, TO LANDLORD UPON EXPIRATION OF THIS LEASE, OR UPON ITS EARLIER TERMINATION, BROOM CLEAN AND IN GOOD CONDITION AND REPAIR (EXCEPT FOR ORDINARY WEAR AND TEAR OR DESTRUCTION TO THE PREMISES COVERED BY SECTION 16 WHERE LANDLORD ELECTS TO TERMINATE).  TENANT’S SURRENDER OF THE PREMISES UPON EXPIRATION OF THE TERM SHALL BE WITHOUT THE NECESSITY OF ANY NOTICE FROM LANDLORD, AND TENANT HEREBY WAIVES NOTICE TO VACATE THE PREMISES.  IF TENANT FAILS TO SURRENDER THE PREMISES UPON THE EXPIRATION OF THE TERM, OR UPON TERMINATION OF ANY HOLDOVER PERIOD, IF APPLICABLE, UNDER SECTION 25 ABOVE, TENANT WILL BE LIABLE TO LANDLORD FOR ANY AND ALL DAMAGES INCURRED BY LANDLORD AS A RESULT, AND TENANT WILL INDEMNIFY LANDLORD AGAINST ALL CLAIMS AND DEMANDS MADE BY ANY SUCCEEDING TENANTS AND/OR BROKERS AGAINST LANDLORD BASED ON DELAY BY LANDLORD IN DELIVERING POSSESSION OF THE PREMISES TO SUCH SUCCEEDING TENANT OR OWNER.  IN ADDITION, TENANT SHALL PAY TO LANDLORD, DURING ANY PERIOD THAT IT SHALL REFUSE TO SURRENDER POSSESSION OF THE PREMISES TO LANDLORD, THE BASE RENT AT THE RATE SPECIFIED IN SECTION 1 TOGETHER WITH ALL ADDITIONAL RENT DUE HEREUNDER.

LIMITATION ON LANDLORD’S LIABILITY.  IF LANDLORD IS IN DEFAULT OF THIS LEASE, AND AS A CONSEQUENCE TENANT RECOVERS A MONEY JUDGMENT AGAINST LANDLORD, THE JUDGMENT SHALL BE SATISFIED ONLY OUT OF THE PROCEEDS OF SALE RECEIVED ON EXECUTION OF THE JUDGMENT AND LEVY AGAINST THE RIGHT, TITLE AND INTEREST OF LANDLORD IN THE PREMISES, OR OUT OF RENT OR OTHER INCOME FROM THE BUILDING, RECEIVABLE BY LANDLORD, OR OUT OF THE CONSIDERATION RECEIVED BY LANDLORD FROM THE SALE OR OTHER DISPOSITION OF ALL OR ANY PART OF LANDLORD’S RIGHT, TITLE AND INTEREST IN THE PROPERTY; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT BE APPLICABLE IF MORE THAN 75% OF THE FAIR MARKET VALUE OF THE PROPERTY AT THE LEASE COMMENCEMENT DATE IS ENCUMBERED AT THE TIME OF ENTRY OF ANY SUCH MONETARY JUDGMENT.

NO INTERFERENCE FROM DELETED TEXT.  THIS LEASE WAS FREELY AND VOLUNTARILY NEGOTIATED BETWEEN THE PARTIES.  ALTHOUGH THE PRINTED PROVISIONS OF THIS LEASE WERE INITIALLY DRAWN BY LANDLORD OR LANDLORD’S AGENT, LANDLORD AND TENANT AGREE THAT THIS CIRCUMSTANCE SHALL NOT CREATE ANY PRESUMPTION, CANON OF CONSTRUCTION, OR IMPLICATION FAVORING THE POSITION OF EITHER LANDLORD OR TENANT.  THIS LEASE HAS BEEN SUBMITTED TO THE SCRUTINY OF ALL PARTIES AND THEIR COUNSEL IF DESIRED OR REQUIRED.  LANDLORD AND TENANT AGREE THAT THE INTERLINEATION, OBLITERATION, OR DELETION OF LANGUAGE FROM THIS LEASE, OR ANY OF ITS PRELIMINARY DRAFTS, PRIOR TO ITS MUTUAL EXECUTION BY LANDLORD AND TENANT SHALL NOT BE CONSTRUED TO HAVE ANY PARTICULAR MEANING OR IMPLICATION, INCLUDING, WITHOUT LIMITATION, ANY IMPLICATION THAT LANDLORD OR TENANT INTENDED TO STATE THE OPPOSITE OF THE DELETED LANGUAGE.  THIS LEASE SHALL BE READ AS IF OBLITERATED OR DELETED LANGUAGE HAD NEVER EXISTED AND INTERLINEATED LANGUAGE HAD ALWAYS EXISTED AND SHALL BE GIVEN A FAIR AND REASONABLE INTERPRETATION IN ACCORDANCE WITH THE WORDS HEREOF, WITHOUT CONSIDERATION OF WEIGHT BEING GIVEN TO ITS HAVING BEEN DRAFTED BY ANY PARTY HERETO OR ITS COUNSEL.

FAILURE TO SEND AN INVOICE NOT WAIVER.  LANDLORD’S FAILURE TO PROVIDE ANY INVOICES, BILL STATEMENTS, ACCOUNTING NOTICES OR DEMANDS REQUIRED HEREUNDER WITH RESPECT TO AN OBLIGATION OF TENANT, SHALL IN NO WAY EXCUSE OR RELIEVE TENANT FROM SUCH OBLIGATION OR CONSTITUTE A WAIVER OF LANDLORD’S RIGHT TO  BILL AND COLLECT SUCH OBLIGATION.

34.       GENERAL.

a.     Heirs and Assigns.  This Lease shall apply to and be binding upon Landlord and Tenant and their respective heirs, executors, administrators, successors and assigns.

b.     Brokers’ Fees.  Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees for the negotiation, execution, or delivery of this Lease other than as disclosed in Section 1(i) or elsewhere in this Lease.  Tenant shall indemnify and hold Landlord harmless against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any such broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant.  This subparagraph shall not apply to brokers with whom Landlord has an express written brokerage agreement.

c.     Entire Agreement.  This Lease contains all of the covenants and agreements between Landlord and Tenant relating to the Premises.  No prior or contemporaneous agreements or understanding pertaining to the Lease shall be valid or of any force or effect and the covenants and agreements of this Lease shall not be altered, modified or added to except in writing signed by Landlord and Tenant.

d.     Severability.  Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Lease.

e.     Force Majeure.  Time periods for either party’s performance under any provisions of this Lease (excluding payment of Rent) shall be extended for periods of time during which the party’s performance is prevented due to circumstances beyond such party’s control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife.

f.      Governing Law.  This Lease shall be governed by, construed AND ENFORCED in accordance with the laws of the State of Washington.  JURISDICTION AND VENUE FOR ANY ACTION RELATED TO THIS LEASE SHALL BE IN THE WASHINGTON STATE SUPERIOR COURT FOR SNOHOMISH COUNTY.

g.     Memorandum of Lease.  Except for the pages containing the Broker Provisions and Commission Agreement, the parties signatures and attached Exhibits A and B, this Lease shall not be recorded.  However, Landlord and Tenant shall, at the other’s request, execute and record a memorandum of Lease in recordable form that identifies Landlord and Tenant, the commencement and expiration dates of the Lease, and the legal description of the Premises as set forth on attached Exhibit B.

h.     Submission of Lease Form Not an Offer.  One party’s submission of this Lease to the other for review shall not constitute an offer to lease the Premises.  This Lease shall not become effective and binding upon Landlord and Tenant until it has been fully signed by both Landlord and Tenant.

i.      No Light, Air or View Easement.  Tenant has not been granted an easement or other right for light, air or view to or from the Premises.  Any diminution or shutting off of light, air or view by any structure which may be erected on or adjacent to the Building shall in no way effect this Lease or the obligations of Tenant hereunder or impose any liability on Landlord.

j.      Authority of Parties.  Any individual signing this Lease on behalf of an entity represents and warrants to the other that such individual has authority to do so and, upon such individual’s execution, that this Lease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.

35.       Exhibits and Riders.  The following exhibits and riders are made a part of this Lease:

Exhibit A        Floor Plan Outline of the Premises

Exhibit B        Legal Description

Exhibit C        Tenant Improvement Schedule

Exhibit D        Rules and Regulations

EXHIBIT E    ENCUMBRANCE OF LEASEHOLD ESTATE

EXHIBIT F    CERTIFICATE OF LANDLORD WAIVER

CHECK THE BOX FOR ANY OF THE FOLLOWING THAT WILL APPLY.  ANY RIDERS CHECKED SHALL BE EFFECTIVE ONLY UPON BEING INITIALED BY THE PARTIES AND ATTACHED TO THE LEASE.  CAPITALIZED TERMS USED IN THE RIDERS SHALL HAVE THE MEANING GIVEN TO THEM IN THE LEASE.

☒    Rent Rider

☐    Retail Use Rider

☒    Arbitration Rider

☐    Limitation on Landlord’s Liability Rider

☒    Guaranty of Tenant’s Lease Obligations Rider

☐    Parking Rider

☒    Option to Extend Rider

36.       AGENCY DISCLOSURE.  At the signing of this Agreement,

Landlord’s Agent TOM BOHMAN, MIKE LIVINGSTON OF

CUSHMAN & WAKEFIELD OF WASHINGTON, INC.

(insert names of Licensee and the Company name as licensed)

represented LANDLORD

(insert Landlord, Tenant, both Landlord and Tenant or neither Landlord nor Tenant)

and Tenant’s Broker (Licensee) SCOTT ROBERTSON OF

KIDDER MATHEWS & SEGNER

(insert names of Licensee and the Company name as licensed)

represented TENANT

(insert Landlord, Tenant, both Landlord and Tenant or neither Landlord nor Tenant)

If Tenant’s Licensee and Landlord’s Agent are different salespersons affiliated with the same Broker, then both Buyer and Seller confirm their consent to that Broker acting as a dual agent.  If Tenant’s Licensee and Landlord’s Agent are the same salesperson representing both parties, then both Landlord and Tenant confirm their consent to that salesperson and his/her Broker acting as dual agents.  Landlord and Tenant confirm receipt of the pamphlet entitled “The Law of Real Estate Agency.”

37.       BROKER PROVISIONS AND COMMISSION AGREEMENT.

Landlord shall pay a commission to            (“Landlord’s Broker”) in the amount stated BELOW.

LANDLORD SHALL PAY CUSHMAN & WAKEFIELD A REAL ESTATE COMMISSION EQUAL TO FIVE PERCENT (5%) OF THE AGGREGATE NNN RENT FOR YEARS 1-5 OF THE LEASE AND TWO AND ONE HALF PERCENT (2 1/2%) OF THE AGGREGATE NNN RENT FOR YEARS 6-10 OF THE LEASE TERM.  CUSHMAN & WAKEFIELD SHALL SPLIT THE ABOVE COMMISSION ON A 50/50 BASIS WITH KIDDER MATHEWS & SEGNER.  IN ADDITION TO THE ABOVE COMMISSION, LANDLORD SHALL PAY CUSHMAN & WAKEFIELD AN ADDITIONAL COMMISSION EQUAL TO ONE DOLLAR FIFTY CENTS PER SQUARE FOOT ($1.50/SF), ALL OF WHICH SHALL BE PAID TO KIDDER MATHEWS & SEGNER.  ABOVE COMMISSIONS SHALL BE PAID ONE HALF (1/2) UPON EXECUTION OF THE LEASE AND THE BALANCE UPON OCCUPANCY.

If Landlord’s Agent is required to employ an attorney to enforce or declare its rights under this Section, the prevailing party in any such action shall be entitled to recover its reasonable attorneys’ fees, in an amount determined by the court.  Neither Landlord’s Agent nor Tenant’s Licensee are receiving compensation from more than one party to this transaction unless otherwise disclosed on an attached addendum, in which case Landlord and Tenant consent to such compensation.

LANDLORD’S AGENT AND TENANT’S LICENSEE HAVE MADE NO REPRESENTATIONS OR WARRANTIES CONCERNING THE PREMISES, THE MEANING OF THE TERMS AND CONDITIONS OF THIS LEASE, LANDLORD’S OR TENANTS FINANCIAL STANDING, ZONING, COMPLIANCE OF THE PREMISES WITH APPLICABLE LAWS, SERVICE OR CAPACITY OF UTILITIES, OPERATING EXPENSES, OR HAZARDOUS MATERIALS.  LANDLORD AND TENANT ARE EACH ADVISED TO SEEK INDEPENDENT LEGAL ADVICE ON THESE AND OTHER MATTERS ARISING UNDER THIS LEASE.

IN WITNESS WHEREOF this Lease has been executed the date and year first above written.

/s/ Mary Stuart Hartman
LANDLORD:	TENANT

/s/ Robert T. Warstler
LANDLORD:	TENANT:

BY:	ITS:

BY:	ITS:

STATE OF NORTH CAROLINA	)
) ss.
COUNTY OF Avery	)

I certify that I know or have satisfactory evidence that Mary Stuart Hartmann as the person who appeared before me and said person acknowledged that she signed this instrument, on oath stated that she was authorized to execute the instrument and acknowledged it as the Trustee of W. L. Hartmann Marital Trust to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED: 24 of August   ,   2000

(Seal or stamp)	/s/ Becky I. Alghrary

	Printed Name:	Becky I. Alghrary

NOTARY PUBLIC in and for the State
of North Carolina residing at 140 Robert Cook Lane
Banner Elk, NC 2860
	My Commission expires:	3/15/2005

STATE OF California	)
) ss.
COUNTY OF Sonoma	)

I certify that I know or have satisfactory evidence that Robert T. Warstler is the person who appeared before me and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of Advanced TelCom, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED:  August 18, 2000

(Seal or stamp)	/s/ Leanne E. Sperry

	Printed Name:	Leanne E. Sperry

[Notary Seal]	NOTARY PUBLIC in and for the State
	of California residing at	110 Stony Point Rd #200 Santa
Rosa CA 95401

	My Commission expires:	12-30-03

STATE OF WASHINGTON	)
) ss.
COUNTY OF	)

I certify that I know or have satisfactory evidence that                                              is the person who appeared before me and said person acknowledged that                                                 signed this instrument, on oath stated that                                                   was authorized to execute the instrument and acknowledged it as the                                                        of                                      to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED:                       ,

(Seal or stamp)

Printed Name:

NOTARY PUBLIC in and for the State
of Washington residing at

My Commission expires:

STATE OF WASHINGTON	)
) ss.
COUNTY OF	)

I certify that I know or have satisfactory evidence that                                           is the person who appeared before me and said person acknowledged that                                             signed this instrument, on oath stated that                                             was authorized to execute the instrument and acknowledged it as the                                                                 of Advanced TelCom, Inc. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

DATED:                      ,

(Seal or stamp)

Printed Name:

[Notary Seal]	NOTARY PUBLIC in and for the State
of California residing at

My Commission expires:

EXHIBIT A
[Outline of the Premises]

EXHIBIT B
[Legal Description]

Lots 15, 16, and 17, re-plat of Block 683, Plat of Everett, as per plat recorded in volume 4 of Plats on page 49, records of Snohomish County, State of Washington.

EXHIBIT C
[Tenant Improvement Schedule]

LANDLORD’S WORK:

1.                                      LANDLORD SHALL REMOVE THE BRICK CHIMNEY FROM THE ROOF OF THE BUILDING PRIOR TO LEASE COMMENCEMENT.

2.                                      LANDLORD SHALL SEAL OR RESEAL THE EXISTING ROOF MEMBRANE.  LANDLORD SHALL COORDINATE SAID ROOF WORK WITH TENANT’S IMPROVEMENT SCHEDULE.

TENANTS WORK:

ARCHITECTURAL:

1.                                      DEMOLITION OF EXISTING WALLS, STRUCTURES, AND FINISHES TO ACCOMMODATE NEW WORK.

2.                                      NEW WALLS AND FLOOR COVERINGS FOR NEW SPACES THAT INCLUDE WAITING/RECEPTION, CUSTOMER SERVICE AREAS, VARIOUS OFFICES, SUPPORT, AND ADMINISTRATIVE SPACES, TECHNICIAN AND MCC ROOMS, CONFERENCE ROOMS, AND SWITCH EQUIPMENT ROOMS.  NEW CEILING IS PROPOSED FOR THE SWITCH EQUIPMENT ROOM.  IF BUDGET ALLOWS, NEW CEILINGS WILL REPLACE EXISTING CEILINGS IN OTHER REMODELED AREAS.

3.                                      A NEW 4” NORMAL WEIGHT CONCRETE TOPPING SLAB IS BEING CONSIDERED FOR THE SWITCH ROOM FOR PURPOSES OF ANCHORING THE RACKS TO THE FLOOR.

4.                                      THE AREA ADJACENT TO THE BASEMENT RAMP WILL BE ENCLOSED TO ACCOMMODATE THE GENERATOR.

5.                                      THE AREA WEST OF THE EXISTING BASEMENT TOILET ROOMS IS ANTICIPATED TO BE ENCLOSED TO PROVIDE SECURED SPACE FOR THE BATTERY EQUIPMENT ROOM.

6.                                      THE INTERMEDIATE WALLS BETWEEN THE THREE EXISTING BASEMENT STORAGE ROOMS IS SCHEDULED TO BE DEMOLISHED (ALONG WITH THE CONCRETE CEILING IN THE CENTER STORAGE ROOM) TO COMBINE ALL THREE ROOMS INTO ONE NEW CO-LOCATION SPACE.

7.                                      NEW BACK PORCH/ENTRY TO ACCOMMODATE THE NEW GENERATOR EXHAUST SHAFT AND PROVIDE IMPROVED EQUIPMENT ACCESS TO THE INTERIOR.

STRUCTURAL:

1.                                      PROVIDES NEW COLUMNS AND FOOTINGS TO INCREASE THE FLOOR LOAD CARRYING CAPACITY FOR THE SWITCH EQUIPMENT ROOM.

MECHANICAL AND ELECTRICAL:

1.                                      UPGRADE ELECTRICAL POWER SERVICE TO THE BUILDING.

2.                                      REPLACE EXISTING ELECTRICAL SERVICE SWITCHGEAR AND UPGRADE DISTRIBUTION SYSTEM.

3.                                      UPGRADE EMERGENCY EGRESS LIGHTING SYSTEM.

4.                                      INSTALL EMERGENCY GENERATOR AND AUTOMATIC TRANSFER EQUIPMENT.

5.                                      AUGMENT EXISTING HVAC SYSTEM TO PROVIDE ADDITIONAL COOLING AS NECESSARY TO SUPPORT EQUIPMENT

6.                                      UPGRADE EXISTING TELEPHONE SERVICE TO BUILDING TO INCLUDE REDUNDANT, FIBER OPTIC CABLE SERVICE.

7.                                      MODIFY PLUMBING TO ACCOMMODATE NEW FIXTURES.

8.                                      MODIFY EXISTING LIGHTING TO SUPPORT NEW FLOOR PLAN CONFIGURATION.

9.                                      EXTEND EXISTING FIRE SPRINKLER SYSTEM FOR APPROPRIATE COVERAGE.

10.                               PROVIDE AN ELECTRONIC SECURITY SYSTEM.

11.                               TENANT SHALL DELIVER TO LANDLORD A COPY OF THE CERTIFICATE OF OCCUPANCY OR OTHER GOVERNMENTAL SIGN-OFF PERMITTING TENANT’S OCCUPANCY OF THE PREMISES ISSUED BY THE APPROPRIATE GOVERNMENTAL AGENCY UPON COMPLETION OF TENANT’S WORK.

TENANT UNDERSTANDS AND ACKNOWLEDGES THAT IT SHALL DESIGN, PAY FOR, AND ARRANGE FOR PERFORMANCE OF ALL TENANT’S WORK, INCLUDING ALL NECESSARY PERMITS.  ALL OF TENANT’S WORK IS AT TENANT’S ELECTION AND IS NOT BEING SPECIFICALLY REQUIRED BY THE LANDLORD AS A CONDITION OF THE PARTIES’ LEASE.  TENANT’S PLANS SHALL BE SUBJECT TO LANDLORD’S APPROVAL, WHICH APPROVAL SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.  LANDLORD SHALL BE ENTITLED TO WITHHOLD APPROVAL IF THE PROPOSED PLANS AND SPECIFICATIONS (I) INTERFERE WITH THE STRUCTURAL INTEGRITY OF THE BUILDINGS, (II) OVERLOAD THE UTILITY SYSTEMS OF THE BUILDINGS, (III) VIOLATE ANY APPLICABLE LAWS OR REGULATIONS, (IV) MATERIALLY AFFECT THE ARCHITECTURAL INTEGRITY OF THE BUILDINGS, OR (V) AFFECT THE FUTURE MARKETABILITY OF THE BUILDING.  THE COST TO LANDLORD OF REVIEW OF THE TENANT’S PLANS BY DESIGN PROFESSIONALS, INCLUDING ARCHITECTS AND ENGINEERS, AS APPROPRIATE, SHALL BE PAID FOR AND REIMBURSED TO LANDLORD BY TENANT.  IF LANDLORD DISAPPROVES OF ANY OF TENANT’S PLANS, LANDLORD SHALL ADVISE TENANT IN REASONABLE DETAIL OF REQUIRED REVISIONS AND THE REASONS THEREFOR, AFTER BEING SO ADVISED BY LANDLORD, TENANT SHALL PROMPTLY SUBMIT A REDESIGN, INCORPORATING THE REVISIONS REQUIRED BY LANDLORD, FOR LANDLORD’S APPROVAL.  IF TENANT HAS REASON TO DISPUTE ANY LANDLORD DISAPPROVAL, THEN THE PARTIES SHALL MEET WITHIN FIVE (5) DAYS AND ATTEMPT TO RESOLVE THE DISPUTE.

IF THE PARTIES ARE UNABLE TO RESOLVE THEIR DIFFERENCES AS TO TENANT’S PRELIMINARY PLANS WITHIN FIVE (5) DAYS AFTER MEETING, THEN EITHER PARTY MAY INITIATE AN ARBITRATION PROCEDURE BY NOTIFYING THE OTHER PARTY OF THE NEED TO SUBMIT THEIR DISAGREEMENTS TO BINDING AND FINAL ARBITRATION BY A MUTUALLY ACCEPTABLE ARBITRATOR WITH AT LEAST TEN (10) YEARS COMMERCIAL OFFICE DESIGN EXPERIENCE.  IF THE PARTIES ARE UNABLE TO AGREE ON THE ARBITRATOR WITHIN A PERIOD OF TEN (10) DAYS OF NOTICE, THEN EITHER PARTY MAY REQUEST RESOLUTION BYA SINGLE ARBITRATOR BEFORE THE AMERICAN ARBITRATION ASSOCIATION AS PROVIDED IN THE ARBITRATION RIDER.

THE COMMENCEMENT DATE, AS DEFINED IN SECTION 1(B), SHALL NOT BE DELAYED BEYOND SEPTEMBER 15, 2000 AS THE RESULT OF TENANT’S WORK.  ALL OF TENANT’S WORK AND PERMITTED IMPROVEMENTS SHALL BE IN ACCORDANCE WITH PLANS APPROVED BY LANDLORD.  TENANT SHALL BE RESPONSIBLE FOR AND PAY THE COSTS OF UTILITIES TO THE PREMISES DURING THE PERIOD OF TENANT’S WORK PRIOR TO THE COMMENCEMENT DATE.

TENANT SHALL HAVE THE RIGHT TO INSTALL ON THE ROOF (PROVIDED THAT INSTALLATION IS PERFORMED IN ACCORDANCE WITH BUILDING CODES AND STANDARDS) EITHER: A SATELLITE DISH MEASURING LESS THAN ONE METER IN DIAMETER, A GPS IN-CAST ANTENNAE OR A CLUSTER OF FOUR ANTENNAS MEASURING LESS THAN 12-1NCHES SQUARE; AND, UP TO FOUR WHIP ANTENNAS MEASURING LESS THAN 24-INCHES IN LENGTH.

TENANT SHALL BE ENTITLED TO INSTALL AN EMERGENCY POWER GENERATOR FUELED BY DIESEL ON THE PREMISES; PROVIDED SUCH USE AND OPERATION IS IN ACCORDANCE WITH ALL APPLICABLE RULES AND LOCAL ORDINANCES.  THE GENERATOR SHALL BE INSTALLED AS A SELF-CONTAINED UNIT WITHIN THE PREMISES AND VENTED TO THE OUT SIDE.

EXHIBIT D

[Rules and Regulations]

NOTHING IN THESE RULES AND REGULATIONS SHALL SUPPLANT ANY PROVISION OF THE LEASE.  IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL.

1.                                      EXCEPT AS SPECIFICALLY PROVIDED IN THE LEASE TO WHICH THESE RULES AND REGULATIONS ARE ATTACHED, NO SIGN, PLACARD, PICTURE, ADVERTISEMENT, NAME OR NOTICE SHALL BE INSTALLED OR DISPLACED ON ANY PART OF THE OUTSIDE OF THE PREMISES OR THE BUILDING WITHOUT THE PRIOR WRITTEN CONSENT OF LANDLORD.  LANDLORD SHALL HAVE THE RIGHT TO REMOVE, AT TENANT’S EXPENSE AND WITHOUT NOTICE, ANY SIGN INSTALLED OR DISPLAYED IN VIOLATION OF THIS RULE.

2.                                      IF LANDLORD OBJECTS IN WRITING TO ANY CURTAINS, BLINDS, SHADES, SCREENS OR HANGING PLANTS OR OTHER SIMILAR OBJECTS ATTACHED TO OR USED IN CONNECTION WITH ANY WINDOW OR DOOR OF THE PREMISES, OR PLACED ON ANY WINDOWSILL, WHICH IS VISIBLE FROM THE EXTERIOR OF THE PREMISES, AND WHICH IS NOT INCLUDED IN APPROVED TENANT IMPROVEMENT PLANS, TENANT SHALL REMOVE ANY SUCH OBJECT(S).

3.                                      TENANT SHALL NOT OBSTRUCT ANY SIDEWALKS OR ENTRANCES TO THE BUILDING, OR ANY HALLS, PASSAGES, EXITS, ENTRANCES, OR STAIRWAYS WITHIN THE PREMISES WHICH ARE REQUIRED TO BE KEPT CLEAR FOR HEALTH AND SAFETY REASONS.

4.                                      NO DELIVERIES SHALL BE MADE WHICH IMPEDE OR INTERFERE WITH THE OPERATION OF THE BUILDING.

5.                                      TENANT SHALL NOT PLACE A LOAD UPON ANY FLOOR OF THE PREMISES WHICH EXCEEDS THE LOAD PER SQUARE FOOT WHICH SUCH FLOOR WAS DESIGNED TO CARRY AND WHICH IS ALLOWED BY LAW.  FIXTURES AND EQUIPMENT WHICH CAUSE NOISE OR VIBRATION THAT MAY BE TRANSMITTED TO THE STRUCTURE OF THE BUILDING TO SUCH A DEGREE AS TO BE REASONABLE OBJECTIONABLE TO ADJACENT BUILDING NEIGHBORS SHALL BE PLACED AND MAINTAINED BY TENANT, AT TENANTS EXPENSE, ON VIBRATION ELIMINATORS OR OTHER DEVICES SUFFICIENT TO ELIMINATE SUCH NOISE OR VIBRATION OR REDUCE SUCH NOISE AND VIBRATION TO ACCEPTABLE LEVELS.

6.                                      TENANT SHALL NOT USE ANY METHOD OF HEATING OR AIR-CONDITIONING OTHER THAN THAT SHOWN IN APPROVED TENANT IMPROVEMENT PLANS.

7.                                      TENANT SHALL NOT INSTALL ANY RADIO OR TELEVISION ANTENNA, LOUDSPEAKER, TELECOMMUNICATIONS/WIRELESS EQUIPMENT, OR OTHER DEVICES ON THE ROOF OR EXTERIOR WALLS OF THE BUILDING WITHOUT LANDLORD’S CONSENT.

8.                                      CANVASSING, PEDDLING, SOLICITING AND DISTRIBUTION OF HANDBILLS OR ANY OTHER WRITTEN MATERIAL OUTSIDE OF THE PREMISES ARE PROHIBITED, AND TENANT SHALL COOPERATE TO PREVENT SUCH ACTIVITIES.

9.                                      TENANT SHALL STORE ALL ITS TRASH, GARBAGE AND HAZARDOUS MATERIAL WITHIN ITS PREMISES OR IN DESIGNATED RECEPTACLES OUTSIDE OF THE PREMISES.  TENANT SHALL NOT PLACE IN ANY SUCH RECEPTACLE ANY MATERIAL WHICH CANNOT BE DISPOSED OF IN THE ORDINARY AND CUSTOMARY MANNER OF TRASH, GARBAGE AND HAZARDOUS MATERIAL DISPOSAL.

10.                               THE PREMISES SHALL NOT BE USED FOR ANY IMPROPER, IMMORAL OR OBJECTIONAL PURPOSE.  NO COOKING SHALL BE DONE OR PERMITTED ON THE PREMISES, EXCEPT THAT USE BY TENANT OF UNDERWRITER’S LABORATORY APPROVED EQUIPMENT FOR BREWING COFFEE, TEA, HOT CHOCOLATE AND SIMILAR BEVERAGES OR USE OF MICROWAVE OVENS FOR EMPLOYEES USE SHALL BE PERMITTED, OR EQUIPMENT SHOWN ON APPROVED TENANT IMPROVEMENT PLANS, PROVIDED THAT SUCH EQUIPMENT AND USE IS IN ACCORDANCE WITH ALL APPLICABLE FEDERAL, STATE, COUNTY AND CITY LAWS, CODES, ORDINANCES, RULES AND REGULATIONS.

11.                               WITHOUT THE WRITTEN CONSENT OF THE LANDLORD, TENANT SHALL NOT USE THE NAME OF THE BUILDING, IF ANY, IN CONNECTION WITH OR IN PROMOTING OR ADVERTISING THE BUSINESS OF TENANT EXCEPT AS TENANT’S ADDRESS.

12.                               TENANT SHALL COMPLY WITH ALL SAFETY, FIRE PROTECTION AND EVACUATION PROCEDURES AND REGULATIONS ESTABLISHED BY LANDLORD OR ANY GOVERNMENTAL AGENCY.

13.                               TENANT ASSUMES ANY AND ALL RESPONSIBILITY FOR PROTECTING ITS PREMISES FROM THEFT, ROBBERY AND PILFERAGE, WHICH INCLUDES KEEPING DOORS LOCKED AND OTHER MEANS OF ENTRY TO THE PREMISES CLOSED.

14.                               LANDLORD MAY WAIVE ANY ONE OR MORE THESE RULES AND REGULATIONS FOR THE BENEFIT OF TENANT, BUT NO SUCH WAIVER BY LANDLORD SHALL BE CONSTRUED AS A WAIVER OF SUCH RULES AND REGULATIONS IN FAVOR OF TENANT.

15.                               THESE RULES AND REGULATIONS ARE IN ADDITION TO, AND SHALL NOT BE CONSTRUED TO IN ANY WAY MODIFY OR AMEND, IN WHOLE OR IN PART, THE TERMS, COVENANTS, AGREEMENTS AND CONDITIONS OF THE LEASE.

16.                               LANDLORD RESERVES THE RIGHT TO MAKE SUCH OTHER AND REASONABLE RULES AND REGULATIONS AS, IN ITS JUDGEMENT, MAY FROM TIME TO TIME BE NEEDED FOR SAFETY AND SECURITY, FOR CARE AND CLEANLINESS OF THE BUILDING, AND FOR THE PRESERVATION OF GOOD ORDER THEREIN, SUBJECT TO PRIOR NOTICE TO TENANT AND TENANT’S CONSENT, WHICH WILL NOT BE UNREASONABLY WITHHELD, CONDITIONED OR DELAYED.  TENANT AGREES TO ABIDE BY ALL SUCH RULES AND REGULATIONS HEREINABOVE STATED AND ANY ADDITIONAL RULES AND REGULATIONS WHICH ARE ADOPTED.

17.                               TENANT SHALL BE RESPONSIBLE FOR THE OBSERVANCE OF ALL THE FOREGOING RULES BY TENANT’S EMPLOYEES, AGENTS, CLIENTS, CUSTOMERS, INVITEES AND GUESTS.

EXHIBIT E
ENCUMBRANCE OF LEASEHOLD ESTATE

TENANT’S RIGHT TO ENCUMBER

SECTION 1.01. TENANT MAY, AT ANY TIME AND FROM TIME TO TIME DURING THE TERM OF THIS LEASE, ENCUMBER TO ANY INSTITUTIONAL LENDER REGULATED BY STATE OR FEDERAL AUTHORITY (REFERRED TO IN THIS LEASE AS “LENDER”), BY DEED OF TRUST OR MORTGAGE OR OTHER SECURITY INSTRUMENT, ALL OF TENANT’S INTEREST UNDER THIS LEASE AND THE LEASEHOLD ESTATE HEREBY CREATED IN TENANT (REFERRED TO IN THIS LEASE AS A “LEASEHOLD ENCUMBRANCE” FOR ANY PURPOSE OR PURPOSES WITHOUT THE CONSENT OF LANDLORD.  HOWEVER, NO LEASEHOLD ENCUMBRANCE INCURRED BY TENANT IN ACCORDANCE WITH THIS SECTION SHALL, AND TENANT SHALL NOT HAVE POWER TO INCUR ANY ENCUMBRANCE THAT SHALL, CONSTITUTE IN ANY WAY A LIEN OR ENCUMBRANCE ON LANDLORD’S FEE INTEREST IN THE PREMISES.  ANY LEASEHOLD ENCUMBRANCE SHALL BE SUBJECT TO ALL COVENANTS, CONDITIONS, AND RESTRICTIONS SET FORTH IN THIS LEASE AND TO ALL RIGHTS AND INTERESTS OF LANDLORD, EXCEPT AS IS OTHERWISE PROVIDED IN THIS LEASE.  TENANT SHALL GIVE LANDLORD PRIOR WRITTEN NOTICE OF ANY LEASEHOLD ENCUMBRANCE, TOGETHER WITH A COPY OF THE DEED OF TRUST, MORTGAGE, OR OTHER SECURITY INTEREST EVIDENCING THE LEASEHOLD ENCUMBRANCE.

NOTICE TO AND SERVICE ON LENDER

SECTION 1.02. LANDLORD SHALL MAIL TO ANY LENDER WHO HAS GIVEN LANDLORD WRITTEN NOTICE OF ITS NAME AND ADDRESS, A DUPLICATE COPY OF ANY AND ALL NOTICES LANDLORD MAY FROM TIME TO TIME GIVE TO OR SERVE ON TENANT IN ACCORDANCE WITH OR RELATING TO THIS LEASE, INCLUDING BUT NOT LIMITED TO ANY NOTICE OF DEFAULT, NOTICE OF TERMINATION, OR NOTICE REGARDING ANY MATTER ON WHICH LANDLORD MAY PREDICATE OR CLAIM A DEFAULT.  ANY NOTICES OR OTHER COMMUNICATIONS PERMITTED BY THIS OR ANY OTHER SECTION OF THIS LEASE OR BY LAW TO BE SERVED ON OR GIVEN TO LENDER BY LANDLORD SHALL BE DEEMED DULY SERVED ON OR GIVEN TO LENDER WHEN DEPOSITED IN THE UNITED STATES MAIL, FIRST-CLASS POSTAGE PREPAID, ADDRESSED TO LENDER AT THE LAST MAILING ADDRESS FOR LENDER FURNISHED IN WRITING BY LENDER TO LANDLORD.

NO MODIFICATION WITHOUT LENDER’S CONSENT

SECTION 1.03. FOR AS LONG AS THERE IS ANY LEASEHOLD ENCUMBRANCE IN EFFECT, TENANT AND LANDLORD HEREBY EXPRESSLY STIPULATE AND AGREE THAT THEY WILL NOT MODIFY THIS LEASE IN ANY WAY BY MUTUAL AGREEMENT NOR CANCEL THIS LEASE BY MUTUAL AGREEMENT WITHOUT THE WRITTEN CONSENT OF LENDER HAVING THAT LEASEHOLD ENCUMBRANCE, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

RIGHT OF LENDER TO REALIZE ON SECURITY

SECTION 1.04. A LENDER WITH A LEASEHOLD ENCUMBRANCE SHALL HAVE THE RIGHT AT ANY TIME DURING THE TERM OF THIS LEASE AND THE EXISTENCE OF THE ENCUMBRANCE TO DO BOTH OF THE FOLLOWING:

(A.) ANY ACT OR THING REQUIRED OF TENANT UNDER THIS LEASE, AND ANY SUCH ACT OR THING DONE AND PERFORMED BY LENDER SHALL BE AS EFFECTIVE TO PREVENT A FORFEITURE OF TENANT’S RIGHTS UNDER THIS LEASE AS IF DONE BY TENANT; AND

(B.) REALIZE ON THE SECURITY AFFORDED BY THE LEASEHOLD ESTATE BY FORECLOSURE PROCEEDINGS, ACCEPTING AN ASSIGNMENT IN LIEU OF FORECLOSURE, OR OTHER REMEDY AFFORDED IN LAW OR IN EQUITY OR BY THE SECURITY INSTRUMENT EVIDENCING THE LEASEHOLD ENCUMBRANCE (REFERRED TO IN THIS LEASE AS “THE SECURITY INSTRUMENT”), AND

(1.) TO TRANSFER, CONVEY, OR ASSIGN THE TITLE OF TENANT TO THE LEASEHOLD ESTATE CREATED BY THIS LEASE TO ANY PURCHASER AT ANY FORECLOSURE SALE, WHETHER THE FORECLOSURE SALE IS CONDUCTED UNDER COURT ORDER OR A POWER OF SALE CONTAINED IN THE SECURITY INSTRUMENT, OR TO AN ASSIGNEE UNDER AN ASSIGNMENT IN LIEU OF FORECLOSURE; AND

(2.) TO ACQUIRE AND SUCCEED TO THE INTEREST OF TENANT UNDER THIS LEASE BY VIRTUE OF ANY FORECLOSURE SALE, WHETHER THE FORECLOSURE SALE IS CONDUCTED UNDER A COURT ORDER OR A POWER OF SALE CONTAINED IN THE SECURITY INSTRUMENT, OR BY VIRTUE OF AN ASSIGNMENT IN LIEU OF FORECLOSURE.

THE LENDER OR ANY PERSON OR ENTITY ACQUIRING THE LEASEHOLD ESTATE SHALL BE LIABLE TO PERFORM TENANT’S OBLIGATIONS AND DUTIES, WHETHER DELINQUENT OR OTHERWISE, UNDER THIS LEASE ONLY DURING THE PERIOD, IF ANY, IN WHICH THAT ENTITY OR PERSON HAS OWNERSHIP OF THE LEASEHOLD ESTATE OR POSSESSION OF THE PREMISES.

RIGHT OF LENDER TO CURE DEFAULTS

SECTION 1.05. FOR AS LONG AS THERE IS IN EFFECT ANY LEASEHOLD ENCUMBRANCE, BEFORE LANDLORD MAY TERMINATE THIS LEASE BECAUSE OF ANY DEFAULT UNDER OR BREACH OF THIS LEASE BY TENANT, LANDLORD MUST GIVE A COPY OF ANY NOTICE OF THE DEFAULT OR BREACH TO LENDER AND AFFORD LENDER THE OPPORTUNITY AFTER SERVICE OF THE NOTICE TO DO ONE OF THE FOLLOWING:

(A.) CURE THE BREACH OR DEFAULT WITHIN THE SAME NUMBER OF DAYS AFTER EXPIRATION OF THE TIME PERIOD GRANTED TO TENANT UNDER THIS LEASE FOR CURING A DEFAULT, WHEN THE DEFAULT CAN BE CURED BY THE PAYMENT OF MONEY TO LANDLORD OR SOME OTHER PERSON;

(B.) CURE THE BREACH OR DEFAULT WITHIN THE SAME NUMBER OF DAYS AFTER EXPIRATION OF THE TIME PERIOD GRANTED TO TENANT UNDER THIS LEASE FOR CURING A DEFAULT, WHEN THE BREACH OR DEFAULT MUST BE CURED BY SOMETHING OTHER THAN THE PAYMENT OF MONEY AND CAN BE CURED WITHIN THAT TIME; OR

(C.) CURE THE BREACH OR DEFAULT ON ANY REASONABLE TIME THAT MAY BE REQUIRED WHEN SOMETHING OTHER THAN MONEY IS REQUIRED TO CURE THE BREACH OR DEFAULT AND CANNOT BE PERFORMED WITHIN THE TIME SPECIFIED IN SUBPARAGRAPH (B), PROVIDED THAT ACTS TO CURE THE BREACH OR DEFAULT ARE COMMENCED WITHIN THAT TIME PERIOD AFTER SERVICE OF NOTICE OF DEFAULT ON LENDER BY LANDLORD AND ARE THEREAFTER DILIGENTLY CONTINUED BY LENDER.

ASSIGNMENT WITHOUT CONSENT ON FORECLOSURE

SECTION 1.06. A TRANSFER OF TENANT’S LEASEHOLD INTEREST UNDER THIS LEASE TO ANY OF THE FOLLOWING SHALL NOT REQUIRE THE PRIOR CONSENT OF LANDLORD SUBJECT TO (D) BELOW.

(A.) A PURCHASER AT A FORECLOSURE SALE OF THE LEASEHOLD ENCUMBRANCE, WHETHER THE FORECLOSURE SALE IS CONDUCTED UNDER COURT ORDER OR A POWER OF SALE IN THE INSTRUMENT CREATING THE ENCUMBRANCE, PROVIDED LENDER UNDER THE LEASEHOLD ENCUMBRANCE GIVES LANDLORD WRITTEN NOTICE OF THE TRANSFER, INCLUDING THE NAME AND ADDRESS OF THE PURCHASER AND THE EFFECTIVE DATE OF THE TRANSFER;

(B.) AN ASSIGNEE OF THE LEASEHOLD ESTATE OF TENANT UNDER AN ASSIGNMENT IN LIEU OF FORECLOSURE, PROVIDED LENDER UNDER THE LEASEHOLD ENCUMBRANCE GIVES LANDLORD WRITTEN NOTICE OF THE TRANSFER, INCLUDING THE NAME AND ADDRESS OF THE ASSIGNEE AND THE EFFECTIVE DATE OF THE ASSIGNMENT; OR

(C.) A PURCHASER OR ASSIGNEE OF THE PURCHASER AT A FORECLOSURE SALE OF THE LEASEHOLD ENCUMBRANCE OR OF THE ASSIGNEE OF THE LEASEHOLD ESTATE OF TENANT ACQUIRED UNDER AN ASSIGNMENT IN LIEU OF FORECLOSURE, PROVIDED THE PURCHASER OR ASSIGNEE DELIVERS TO LANDLORD ITS WRITTEN AGREEMENT TO BE BOUND BY ALL OF THE PROVISIONS OF THIS LEASE.

(D.) FOR ANY TRANSFER PURSUANT TO SUBPARAGRAPHS (A), (B), OR (C) OF THIS SECTION, PRIOR CONSENT OF THE LANDLORD IS NOT REQUIRED PROVIDED THE NET FINANCIAL WORTH OF THE PURCHASER OR ASSIGNEE, AS THE CASE MAY BE, DETERMINED IN ACCORDANCE WITH GAAP, IS AT LEAST 75% OF THE IMMEDIATELY PREVIOUS HOLDER OF THE TENANTS LEASEHOLD INTEREST.  COMPLETE AND CURRENT FINANCIAL STATEMENTS SHALL BE PROVIDED THE LANDLORD TO MAKE THIS NET WORTH DETERMINATION BEFORE ANY TRANSFER IN EFFECTUATED.

NEW LEASE TO LENDER

SECTION 1.07. NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE, SHOULD THIS LEASE TERMINATE BECAUSE OF ANY DEFAULT UNDER OR BREACH OF THIS LEASE BY TENANT, LANDLORD AGREES TO ENTER INTO A NEW LEASE FOR THE PREMISES WITH LENDER UNDER A LEASEHOLD ENCUMBRANCE, AS TENANT, PROVIDED ALL OF THE FOLLOWING CONDITIONS ARE SATISFIED:

(A.) A WRITTEN REQUEST FOR THE NEW LEASE IS SERVED ON LANDLORD BY LENDER WITHIN 10 DAYS AFTER SERVICE ON LENDER OF THE NOTICE DESCRIBED IN SECTION 1.05 OF THIS LEASE;

(B.) THE NEW LEASE:

(1.) IS FOR A TERM ENDING ON THE SAME DATE THE TERM OF THIS LEASE WOULD HAVE ENDED HAD THIS LEASE NOT BEEN TERMINATED;

(2.) PROVIDES FOR THE PAYMENT OF RENT AT THE SAME RATE THAT WOULD HAVE BEEN PAYABLE UNDER THIS LEASE DURING THE REMAINING TERM OF THIS LEASE HAD THIS LEASE NOT BEEN TERMINATED; AND

(3.) CONTAINS THE SAME TERMS, COVENANTS, CONDITIONS, AND PROVISIONS AS ARE CONTAINED IN THIS LEASE (EXCEPT THOSE THAT HAVE ALREADY BEEN FULFILLED OR ARE NO LONGER APPLICABLE);

(C.) LENDER, ON EXECUTION OF THE NEW LEASE BY LANDLORD, SHALL PAY ANY AND ALL SUMS THAT WOULD AT THE TIME OF THE EXECUTION OF THE NEW LEASE BE DUE UNDER THIS LEASE BUT FOR ITS TERMINATION AND SHALL OTHERWISE FULLY REMEDY, OR AGREE IN WRITING TO REMEDY, ANY OTHER DEFAULTS UNDER OR BREACHES OF THIS LEASE COMMITTED BY TENANT THAT CAN BE REMEDIED;

(D.) LENDER, ON EXECUTION OF THE NEW LEASE, SHALL PAY ALL REASONABLE COSTS AND EXPENSES, INCLUDING ATTORNEYS’ FEES AND COURT COSTS, INCURRED IN TERMINATING THIS LEASE, RECOVERING POSSESSION OF THE PREMISES FROM TENANT OR THE REPRESENTATIVE OF TENANT, AND PREPARING THE NEW LEASE;

(E.) THE NEW LEASE SHALL BE SUBJECT TO ALL EXISTING SUBLEASES BETWEEN TENANT AND SUBTENANTS, PROVIDED THAT FOR ANY SUBLEASE, THE SUBTENANT AGREES IN WRITING TO ATTORN TO LENDER (OR ITS ASSIGNEE); AND

(F.) THE NEW LEASE SHALL BE ASSIGNABLE BY LENDER WITH THE PRIOR WRITTEN CONSENT OF LANDLORD.

NO MERGER OF LEASEHOLD AND FEE ESTATES

SECTION 1.08. FOR AS LONG AS ANY LEASEHOLD ENCUMBRANCE IS IN EXISTENCE, THERE SHALL BE NO MERGER OF THE LEASEHOLD ESTATE CREATED BY THIS LEASE AND THE FEE ESTATE OF LANDLORD IN THE PREMISES MERELY BECAUSE BOTH ESTATES HAVE BEEN ACQUIRED OR BECOME VESTED IN THE SAME PERSON OR ENTITY, UNLESS LENDER OTHERWISE CONSENTS IN WRITING.

LENDER AS ASSIGNEE OF LEASE

SECTION 1.09. NO LENDER UNDER ANY LEASEHOLD ENCUMBRANCE SHALL BE LIABLE TO LANDLORD AS AN ASSIGNEE OF THIS LEASE UNLESS AND UNTIL LENDER ACQUIRES ALL RIGHTS OF TENANT UNDER THIS LEASE THROUGH FORECLOSURE, AN ASSIGNMENT IN LIEU OF FORECLOSURE, OR AS A RESULT OF SOME OTHER ACTION OR REMEDY PROVIDED BY LAW OR BY THIS INSTRUMENT CREATING THE LEASEHOLD ENCUMBRANCE.

LENDER AS INCLUDING SUBSEQUENT SECURITY HOLDERS

SECTION 1.10. EXCEPT FOR PURPOSES OF SECTION 1.07, THE TERM “LENDER” AS USED IN THIS LEASE SHALL MEAN NOT ONLY THE INSTITUTIONAL LENDER THAT LOANED MONEY TO TENANT AND IS NAMED AS BENEFICIARY, MORTGAGEE, SECURED PARTY, OR SECURITY HOLDER IN THE SECURITY INSTRUMENT CREATING ANY LEASEHOLD ENCUMBRANCE, BUT ALSO ALL SUBSEQUENT PURCHASERS OR ASSIGNEES OF THE LENDERS LEASEHOLD ENCUMBRANCE.

TWO OR MORE LENDERS

SECTION 1.11. IN THE EVENT TWO OR MORE LENDERS EACH EXERCISE THEIR RIGHTS UNDER THIS LEASE AND THERE IS A CONFLICT THAT RENDERS IT IMPOSSIBLE TO COMPLY WITH ALL REQUESTS OF LENDERS, THE LENDER WHOSE LEASEHOLD ENCUMBRANCE WOULD HAVE SENIOR PRIORITY IN THE EVENT OF A FORECLOSURE SHALL PREVAIL.

LANDLORD WAIVER AND ESTOPPLE CERTIFICATE

First Union National Bank
as Administrative Agent
One First Union Center, TW-10
301 South College Street
Charlotte, NC 28288-0608

Ladies and Gentlemen:

This letter acknowledges that the undersigned (the “Landlord”) have been informed that Advanced Telecom Group, Inc. (the “Tenant”), has entered into an Amended Restated Credit Agreement dated as of July 30, 1999 (as amended, modified, restated or replaced from time to time, the “Credit Agreement”) among Advanced Telecom Group, Inc.  and certain of its Subsidiaries (collectively, the “Borrowers”), First Union National Bank, as administrative agent (the “Administrative Agent”), J.P. Morgan Bank & Trust, as documentation agent, General Electric Capital Corporation, as syndication agent, New court Commercial Finance Corporation, as collateral agent and the lenders party thereto (the “Lenders”).  As a precedent condition to the Lenders’ obligation to provide loans and other financial accommodations to the Tenant under the Credit Agreement (the “Loans”), the Lenders require, among other things, liens on the Tenant’s personal property, including, without limitation, equipment, trade fixtures and fixtures (the “Personal Property”).

To induce the Lenders to continue to make the Loans and provide financial accommodations to the Tenant, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Landlord hereby represents and warrants to the Administrative agent that as of the date hereof:

1.             The Landlord is the current landlord under the lease described in Attachment 1 attached hereto (the “Lease”) with Tenant;

2.             The Lease is in full force and effect and there have been no amendments, modifications or other agreements relating to the Lease except as stated herein;

3.             The Lease is not in default, nor is there in existence any facts which with notice or passage of time or both would constitute a default or a breach of the terms or conditions of the Lease; and

4.             The Tenant is the Tenant under the Lease, is in lawful and actual possession of the real property described in the Lease (the “Premises”) and, to the best of the Landlord’s present and actual knowledge, is in full compliance with the covenants, agreements and obligations under the Lease.

Subject to the specific provisions of Section 12, “Alterations” of the parties’ Lease, the Landlord agrees that:  (a) the Tenant (or its representatives) is the owner of the Personal Property located at or on the Premises, whether attached to the Premises or not; (b) the Administrative Agent’s lien upon or security interest in the Personal Property is prior and superior to any interest, lien or claim of any nature the Landlord may now have or hereafter obtain in the Personal Property whether by operation of law, contract or otherwise; (c) either the Tenant or the Administrative Agent may remove the Personal Property from the Premises at any time without hindrance on the part of the Landlord, and, upon request, the Landlord will grant the Administrative Agent (or its representatives) access to the Premises so that the Administrative Agent (or its representatives) may remove the Personal Property, provided that the Administrative

Agent, on behalf of the Lenders, indemnifies and holds Landlord harmless from any losses, liability, costs or damages caused by the Administrative Agent in connection with the removal of the Personal Property by the Administrative Agent; and (d) the Personal Property shall remain personal property (to the extent such Personal Property is not already a fixture as of the date hereof) and shall not become fixtures, notwithstanding the manner or mode of the attachment of the Personal Property to the land.  The Landlord hereby subordinates to Lenders’ lien or security interest any rights it may now or hereafter have in the Personal Property, including without limitation, any lien rights available under applicable law.

The Landlord understands that the Administrative Agent and the Lenders will rely on this Landlord Waiver and Estoppel Certificate in continuing to make Loans and provide financial accommodations to the Tenant.  Administrative Agent and Lenders acknowledge and understand that Landlord’s representations above are as of the date below only.

In the event of a default under the Lease, the Landlord has agreed to the provisions of Section 1.05 “Right of Lender to Cure Defaults” under Ex. E Encumbrance of Leasehold Estate to the parties’ Lease.

Executed and delivered this        day of                           , 2000.

[spaces for signature lines]

CBA Form RR Rev’d 3/95	© Copyright 1995 Commercial Brokers Association ALL RIGHTS RESERVED
RENT RIDER CBA Text Disclaimer: Text deleted by licensee indicated by strike. New text inserted by licensee indicated by small capital letters.

Landlord and Tenant should complete only those provisions below which apply.  Any provision below which is not completed shall not apply to the Lease.

1.               BASE MONTHLY RENT SCHEDULE.  Tenant shall pay Landlord base monthly rent during the Lease Term according to the following schedule:

Lease Year (Stated in Months)	Base Monthly Rent Amount
0-1	$0
2-12	$6,333.33
13-24	$6,520.00
25-36	$6,720.00
37-48	$6,920.00
49-60	$7,120.00
61-72	$7,333.33
73-84	$7,546.66
85-96	$7,773.33
97-108	$8,000.00
109-120	$8,240.00

/s/ MSH	/s/ RTW
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Landlord’s Initials:	Tenant’s Initials:

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CBA Form OR Rev’d 3/95	© Copyright 1995 Commercial Brokers Association ALL RIGHTS RESERVED
OPTION TO EXTEND RIDER CBA Text Disclaimer: Text deleted by licensee indicated by strike. New text inserted by licensee indicated by small capital letters.

PROVIDED TENANT IS NOT IN DEFAULT AT THE TIME OF EXERCISE OR UPON THE COMMENCEMENT OF ANY EXTENSION TERM, TENANT SHALL HAVE (IF NOT COMPLETED, ZERO) ONE (1) OPTION TO EXTEND THE TERM OF THIS LEASE FOR TEN (10) YEARS EACH.  TENANT SHALL EXERCISE THE OPTION BY DELIVERING WRITTEN NOTICE TO LANDLORD NOT LESS THAN ONE HUNDRED EIGHTY (180) DAYS PRIOR TO THE EXPIRATION OF THE THEN CURRENT LEASE TERM.  IF SUCH NOTICE IS NOT SO GIVEN AND TIMELY RECEIVED, THIS OPTION SHALL AUTOMATICALLY EXPIRE AND BE OF NO FURTHER FORCE OR EFFECT.  UPON THE EXERCISE OF THE OPTION, THE TERM OF THIS LEASE SHALL BE EXTENDED FOR THE PERIOD OF THE SUBJECT OPTION UPON ALL OF THE SAME TERMS, CONDITIONS AND COVENANTS AS SET FORTH HEREIN, EXCEPT FOR THE AMOUNT OF THE BASE MONTHLY RENTAL STATED IN THE LEASE, WHICH SHALL BE $8,466.67/MONTH/TRIPLE NET AND INCREASED ANNUALLY BY 3%.

/s/ MSH	/s/ RTW
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Landlord’s Initials:	Tenant’s Initials:

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CBA Form AR Rev’d 3/95	© Copyright 1995 Commercial Brokers Association ALL RIGHTS RESERVED
ARBITRATION RIDER CBA Text Disclaimer: Text deleted by licensee indicated by strike. New text inserted by licensee indicated by small capital letters.

Any controversy or claim arising out of or relating to this Lease, or the breach thereof, other than an action by Landlord against Tenant for nonpayment of Rent, or for unlawful detainer or ejectment, shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

/s/ RTW
Landlord’s Initials:	Tenant’s Initials:

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